UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03175

Jennison Sector Funds, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:                     800-225-1852

Date of fiscal year end:                     11/30/2007

Date of reporting period:                     11/30/2007

Item 1 – Reports to Stockholders

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Financial Services Fund

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Financial Services Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Jennison Sector Funds, Inc./Jennison Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Financial Services Fund, a series of Jennison Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.46%; Class B, 2.16%; Class C, 2.16%; Class Z, 1.16%. Net operating expenses: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class Z, 1.16%, after contractual reduction through 3/31/2008. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

Cumulative Total Returns as of 11/30/07
	One Year	Five Years	Since Inception[1]
Class A	1.47%	74.86%	96.64%
Class B	0.70	68.34	84.53
Class C	0.70	68.34	84.53
Class Z	1.69	76.95	100.56
S&P 500 Financials Index[2]	–10.63	50.18	43.03
S&P SC 1500 Index[3]	7.44	76.80	31.97
Lipper Financial Services Funds Avg.[4]	–6.97	63.78	77.96

Average Annual Total Returns[5] as of 12/31/07
	One Year	Five Years	Since Inception[1]
Class A	–10.44%	11.19%	7.18%
Class B	–9.81	11.49	7.08
Class C	–6.75	11.62	7.08
Class Z	–5.05	12.73	8.15
S&P 500 Financials Index[2]	–18.63	8.45	3.62
S&P SC 1500 Index[3]	5.47	13.23	3.24
Lipper Financial Services Funds Avg.[4]	–13.17	10.14	6.19

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/30/99.

2The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index which gives a broad look at how U.S. stock prices have performed.

4The Lipper Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

An investor cannot invest directly in an index. The returns for the S&P 500 Financials Index and the S&P SC 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/07
American Express Co., Consumer Finance	7.6%
Deutsche Boerse AG (Germany), Diversified Financial Services	5.8
American International Group, Inc., Insurance	5.2
Julius Baer Holding AG (Switzerland), Capital Markets	5.1
UBS AG, Capital Markets	5.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/07
Capital Markets	37.5%
Diversified Financial Services	17.3
Insurance	10.2
Consumer Finance	9.4
Commercial Banks	8.4

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Financial Services Fund’s Class A shares returned 1.47% in the 12-months ended November 30, 2007, outperforming the benchmark S&P 500 Financials Index (the Financials Index), which declined 10.63% and the Lipper Financial Services Funds Average, which fell 6.97%.

What was the market environment like for financial services stocks?

In the Fund’s fiscal year ended November 30, 2007, U.S. economic growth began to slow, but continued strength overseas, especially in emerging markets, helped to generate profits for many U.S. companies. However, increasing demand for commodities in emerging economies fueled higher prices for metals and agricultural products, while oil prices soared to record highs. At the same time, the U.S. dollar weakened against most major currencies. Inflation, while still largely contained, remained a risk to the economy at large. Corporate earnings growth began to slow in the third quarter of 2007, with S&P 500 companies earnings growth failing to break into the double digits for the first time in several years.

Consequently, negative earnings revisions became less uncommon, especially in the financial, retail, homebuilding, and energy sectors. Rising energy prices, higher mortgage payments, and reduced home equity combined to result in a slowdown in consumer spending. Employment, however, remained healthy. Problems in the subprime mortgage market (wherein home loans are made to borrowers with relatively poor credit histories or limited income), evident early in the year, grew more widespread. The ensuing credit crunch led to heightened market volatility. Many major financial institutions with balance sheets exposed, directly or indirectly, to the subprime mortgage sector experienced severe losses. With looming fears of a significant weakening in economic growth, the Fed lowered its key interest rate, the Fed funds rate, for the first time since June 2003.

Among financial services companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

The Financials Index’s capital markets sector generated a modest gain, but all other areas declined, with thrifts and mortgage finance, real estate management and development, diversified financial services, real estate investment trusts, consumer finance, and commercial banks all posting double-digit losses. The Fund earned strong positive returns in diversified financials and capital markets, while thrifts and mortgage finance, and insurance holdings declined the most. Stock selection was strong in diversified financials and capital markets, but hurt performance in the insurance sector. An overweight position relative to the benchmark in capital markets and an underweight stance in thrifts and mortgage finance also benefited performance.

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Which holdings made the largest positive contributions to the Fund’s return?

Diversified financials holdings Deutsche Boerse, Hong Kong Exchanges & Clearing, and IntercontinentalExchange were among the greatest contributors to Fund performance. Hong Kong Exchanges gained on strong trading activity and the Hong Kong government’s increased stake in the exchange operator sent a signal of long-term commitment to the institution. We believe Hong Kong Exchanges & Clearing’s close links with China and the growing interest in international equities should allow continued robust growth at the company. The move to allow more overseas companies registered in other jurisdictions to list in Hong Kong should elevate the Hong Kong Exchange to the level of a regional exchange, and, in our view, strengthen Hong Kong’s status as a leading financial center.

IntercontinentalExchange, the world’s largest electronic global futures and over-the-counter marketplace for global commodity trading, merged in January 2007 with the New York Board of Trade (NYBOT), the world’s leading soft commodity (goods that are grown rather than mined) exchange. This acquisition allowed IntercontinentalExchange to move clearing operations in-house, potentially generating revenue, rather than having customers pay a third-party clearing provider. Despite these potentially positive attributes, the stock’s sustained run-up raised valuation concerns. As volumes declined, estimates were reduced, and we exited IntercontinentalExchange in May.

Please see “Comments on Five Largest Holdings” for discussion of Deutsche Boerse.

Charles Schwab and Julius Baer Holding were top performers in the capital markets sector. Charles Schwab’s all-around core asset-gathering trends are healthy. Its account growth is pacing ahead of expectations, with solid retail trading activity providing a nice tailwind. We like the company’s best-in-class growth, continued operations efficiency, and active capital management. Schwab’s asset-gathering efforts have exceeded those of its peers thanks to strong long-term trends (for example, wealth transfer and growth in advice-driven channels), a strong investment advisor network, and new product innovation. Given stable asset gathering and management’s efforts to contain costs, we believe Schwab could generate significant advantages over its competitors.

Please see “Comments on Five Largest Holdings” for discussion of Julius Baer.

Which holdings detracted most from the Fund’s return?

Insurance holdings American International Group (AIG) and MBIA were among the chief detractors from Fund performance. AIG reported a decline in third-quarter profit, caused in part by its exposure to the crippled mortgage market. Some investors

Jennison Sector Funds, Inc./Jennison Financial Services Fund	5

Strategy and Performance Overview (continued)

are concerned that AIG will announce further write-downs related to its mortgage exposure. MBIA, a leading provider of insurance for municipal bonds, asset- and mortgage-backed securities, and stable corporate bonds, was hurt by its exposure to asset-backed securities and collateralized debt obligations. The company’s third-quarter operating earnings came in lower than projected, but quarterly production hit the second-highest level in company history, and production in the domestic structured finance business reached an all-time record.

Also hurting performance was McGraw-Hill, a leading supplier of financial and business information services as well as a provider of indexes and ratings for both domestic and overseas markets. McGraw-Hill shares were hit by concerns that turmoil in credit markets could curtail bond issuances, the lifeblood of its Standard & Poor’s credit rating division. We like the company’s stable, low double-digit growth, attractive cash flow, and reasonable valuation. We believe the high barriers to entry in the financial services business imply long-term growth.

Were there significant changes to the Fund’s portfolio?

Major purchases and sales during the period reflected company-specific business fundamentals and other relevant developments. Significant new positions were established in stocks such as Julius Baer, AllianceBernstein Holdings, and Invesco. One of the largest investment managers in the U.S., AllianceBernstein, provides research, diversified investment management, and related services globally. It also provides distribution, shareholder servicing, and administrative services to mutual funds. We like the company’s strong global focus and attractive institutional client base. With its broad distribution, diverse product menu, and geographic reach, we expect AllianceBernstein to benefit from the globalization of the asset management industry.

We believe that independent investment management group Invesco is well situated to benefit from strong asset accumulation trends in the private wealth and Exchange Traded Fund (ETF) businesses. It holds a high percentage of assets outside the U.S., giving it significant exposure to global strategies that have the potential to benefit overall growth of assets under management. Having already achieved substantial cost savings, the company is likely to make further cost savings this year and next, as Invesco’s global operations are streamlined onto one global platform, resulting in expanding profit margins.

Please see “Comments on Five Largest Holdings” for discussion of Julius Baer.

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Holdings in other securities, such as IntercontinentalExchange, Countrywide Financial, and Redwood Trust, were eliminated. Mortgage banker Countrywide Financial and mortgage real estate investment trust Redwood Trust both suffered from the U.S. housing market meltdown.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	7

Comments on Five Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/07.

7.6%	American Express Co./Consumer Finance

In our opinion robust international growth trends and continuing core growth in electronic payments support long-term earnings-per-share (EPS) growth for American Express. We like the company’s expanding return on equity and its high level of capital return. As domestic consumer spending slows, we believe American Express should outperform many of its consumer lending and payments peers, as its positioning in the premium consumer sector is likely to lead to relatively better spending and credit trends.

5.8%	Deutsche Boerse AG (Germany)/Diversified Financial Services

Deutsche Boerse, Europe’s largest stock and derivatives exchange, has experienced strong growth in sales revenue and earnings per share (EPS). We like the company’s diversified stream of revenue, trading volumes, share buybacks, tight cost control, and strong operating leverage.

5.2%	American International Group, Inc./Insurance

American International Group is a diversified financial services company with global operations in property-casualty insurance, life insurance, financial services, and asset management. We believe AIG should benefit from its diversified product mix, unique global operations, and strong balance sheet.

5.1%	Julius Baer Holding AG (Switzerland)/Capital Markets

Julius Baer, a Swiss wealth manager, focuses on private banking, asset management, investment counseling, institutional brokerage, and foreign-exchange trading. We view Baer as an attractive position because of its focused growth in wealth and asset management with what we consider a talented management team. New hires suggest an increase in flows, while a restructuring plan could improve product innovation and reinvigorate sales. We find the company’s capital discipline and absence of exposure to credit risk attractive.

5.0%	UBS AG/Capital Markets

UBS provides a broad range of financial services worldwide including underwriting, financing, market making, asset management, brokerage, advisory services, and retail banking. In our view, the company’s investment banking business is capable of delivering stable results in a variety of market conditions. UBS is also strategically adding scale in wealth management, especially overseas, which could help raise profit margins. Increased assets under management reflect the company’s brand enhancements and investments in distribution networks.

Holdings reflect only long-term investments and are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2007, at the beginning of the period, and held through the six-month period ended November 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

Jennison Sector Funds, Inc./Jennison Financial Services Fund	9

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Financial Services Fund		Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$919.90	1.37%	$6.59
	Hypothetical	$1,000.00	$1,018.20	1.37%	$6.93

Class B	Actual	$1,000.00	$915.80	2.12%	$10.18
	Hypothetical	$1,000.00	$1,014.44	2.12%	$10.71

Class C	Actual	$1,000.00	$915.80	2.12%	$10.18
	Hypothetical	$1,000.00	$1,014.44	2.12%	$10.71

Class Z	Actual	$1,000.00	$920.30	1.12%	$5.39
	Hypothetical	$1,000.00	$1,019.45	1.12%	$5.67

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of November 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.0%
COMMON STOCKS

Capital Markets 37.5%
23,800	Affiliated Managers Group, Inc.(a)(b)	$2,957,150
48,100	AllianceBernstein Holding LP	3,941,795
46,900	Bank of New York Mellon Corp. (The)	2,249,324
189,800	Charles Schwab Corp. (The)	4,614,038
42,900	Eaton Vance Corp.(b)	1,877,304
197,700	Invesco PLC (United Kingdom)(a)	2,550,509
74,900	Janus Capital Group, Inc.	2,514,393
58,000	Julius Baer Holding AG (Switzerland)	4,900,976
49,900	Merrill Lynch & Co., Inc.	2,991,006
83,400	MF Global Ltd.(a)	2,404,422
93,700	UBS AG	4,729,976

		35,730,893

Commercial Banks 8.4%
147,600	Bank of the Ozarks, Inc.	4,293,684
18,200	Boston Private Financial Holdings, Inc.	501,228
62,900	U.S. Bancorp	2,081,361
34,100	Wells Fargo & Co.	1,105,863

		7,982,136

Consumer Finance 9.4%
123,500	American Express Co.	7,284,030
43,600	SLM Corp.	1,660,288

		8,944,318

Diversified Consumer Services 2.8%
137,300	H&R Block, Inc.	2,702,064

Diversified Financial Services 17.3%
49,800	Bolsa de Mercadorias e Futuros, 144A (Brazil)(a)(h)	666,982
15,600	Bovespa Holding SA, 144A (Brazil)(a)(h)	294,996
29,700	Deutsche Boerse AG (Germany)	5,529,835
33,500	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1,017,140
61,500	Interactive Brokers Group, Inc.(a)(b)	1,808,100
64,200	JPMorgan Chase & Co.	2,928,804
117,400	KKR Private Equity Investors LLP	2,101,460
65,800	KKR Private Equity Investors LLP, 144A, RDU, Private Placement(c)(h) (Cost $1,642,755; purchased 5/3/06-5/5/06)	1,177,820

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	11

Portfolio of Investments

as of November 30, 2007

Shares	Description	Value (Note 1)

20,500	McGraw-Hill Cos., Inc. (The)	$1,006,140

		16,531,277

Insurance 10.2%
84,504	American International Group, Inc.	4,912,217
57,100	MBIA, Inc.(b)	2,084,721
32,000	StanCorp Financial Group, Inc.	1,666,880
35,300	W.R. Berkley Corp.	1,079,474

		9,743,292

Real Estate Investment Trust 2.8%
153,000	Annaly Capital Management, Inc.	2,633,130

Thrifts & Mortgage Finance 3.6%
97,700	FirstFed Financial Corp.(a)(b)	3,421,454

	Total long-term investments (cost $77,298,263)	87,688,564

SHORT-TERM INVESTMENTS 21.8%

Affiliated Money Market Mutual Fund 21.7%
20,708,281	Dryden Core Investment Fund - Taxable Money Market Series (cost $20,708,281; includes $10,433,991 of cash collateral received for securities on loan)(Note 3)(d)(e)	20,708,281

Principal Amount (000)
U.S. Government Security 0.1%
$105	United States Treasury Bill 4.74%, 12/20/07(f)	104,823

	Total short-term investments (cost $20,813,018)	20,813,104

	Total Investments(g) 113.8% (cost $98,111,281; Note 5)	108,501,668
	Liabilities in excess of other assets (13.8%)	(13,129,520)

	Net Assets 100.0%	$95,372,148

The following abbreviation is used in portfolio descriptions:

RDU—Restricted	Depositary Unit
(a)	Non-income producing security.

See Notes to Financial Statements.

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(b)	All or a portion of a security is on loan. The aggregate market value of such securities is $10,592,364; cash collateral of $10,433,991 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a security restricted as to resale. The aggregate cost is $1,642,755. The aggregate market value of $1,177,820 is approximately 1.2% of net assets.
(d)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Percentage quoted represent yield-to-maturity as of purchase date.
(g)	As of November 30, 2007, one security representing $1,177,820 and 1.2% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.
(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified Institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2007 was as follows:

Capital Markets	37.5%
Affiliated Money Market Mutual Fund (including 10.9% of collateral received for securities on loan)	21.7
Diversified Financial Services	17.3
Insurance	10.2
Consumer Finance	9.4
Commercial Banks	8.4
Thrifts & Mortgage Finance	3.6
Diversified Consumer Services	2.8
Real Estate Investment Trust	2.8
U.S. Government Security	0.1

113.8
Liabilities in excess of other assets	(13.8)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	13

Statement of Assets and Liabilities

as of November 30, 2007

Assets
Investments at value, including securities on loan of $10,592,364:
Unaffiliated investments (cost $77,403,000)	$87,793,387
Affiliated investments (cost $20,708,281)	20,708,281
Foreign currency, at value (cost $11,236)	10,413
Cash	5,191
Receivable for Fund shares sold	314,445
Dividends and interest receivable	58,254
Foreign tax reclaim receivable	37,391
Prepaid expenses	1,588

Total assets	108,928,950

Liabilities
Payable to broker for collateral for securities on loan	10,433,991
Payable for investments purchased	2,511,249
Payable for Fund shares reacquired	352,746
Accrued expenses	134,963
Management fee payable	57,890
Distribution fee payable	41,289
Transfer agent fee payable	23,049
Deferred directors’ fees	1,625

Total liabilities	13,556,802

Net Assets	$95,372,148

Net assets were comprised of:
Common stock, at par	$77,368
Paid-in capital in excess of par	72,816,493

72,893,861
Undistributed net investment income	613,231
Accumulated net realized gain on investment and foreign currency transactions	11,473,024
Net unrealized appreciation on investments and foreign currencies	10,392,032

Net assets, November 30, 2007	$95,372,148

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($53,328,727 ÷ 4,237,001 shares of common stock issued and outstanding)	$12.59
Maximum sales charge (5.50% of offering price)	.73

Maximum offering price to public	$13.32

Class B
Net asset value, offering price and redemption price per share ($19,978,325 ÷ 1,674,195 shares of common stock issued and outstanding)	$11.93

Class C
Net asset value, offering price and redemption price per share ($17,785,994 ÷ 1,490,915 shares of common stock issued and outstanding)	$11.93

Class Z
Net asset value, offering price and redemption price per share ($4,279,102 ÷ 334,737) shares of common stock issued and outstanding)	$12.78

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	15

Statement of Operations

Year Ended November 30, 2007

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $63,092)	$2,186,835
Affiliated dividend income	303,195
Affiliated income from securities loaned, net	86,018
Unaffiliated interest income	5,596

Total income	2,581,644

Expenses
Management fee	820,353
Distribution fee—Class A	142,709
Distribution fee—Class B	267,440
Distribution fee—Class C	212,058
Transfer agent’s fee and expenses (including affiliated expense of $186,900) (Note 3)	264,000
Custodian’s fees and expenses	55,000
Registration fees	40,000
Reports to shareholders	30,000
Audit fee	20,000
Legal fees and expenses	17,000
Directors’ fees	11,000
Insurance	2,000
Miscellaneous	11,772

Total expenses	1,893,332

Net investment income	688,312

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	12,671,476
Foreign currency transactions	(73,574)

12,597,902

Net change in unrealized appreciation (depreciation) on:
Investments	(11,676,055)
Foreign currencies	1,465

(11,674,590)

Net gain on investment and foreign currency transactions	923,312

Net Increase In Net Assets Resulting From Operations	$1,611,624

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$688,312	$(61,129)
Net realized gain on investment and foreign currency transactions	12,597,902	15,812,882
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,674,590)	2,261,903

Net increase in net assets resulting from operations	1,611,624	18,013,656

Distributions from net realized gains:
Class A	(975,250)	(8,760,887)
Class B	(444,755)	(8,662,603)
Class C	(370,814)	(4,646,241)
Class Z	(73,173)	(714,720)

	(1,863,992)	(22,784,451)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	16,802,075	12,832,019
Net asset value of shares issued in reinvestment of distributions	1,767,979	21,563,645
Cost of shares reacquired	(34,350,035)	(24,099,958)

Net increase (decrease) in net assets from Fund share transactions	(15,779,981)	10,295,706

Total increase (decrease)	(16,032,349)	5,524,911

Net Assets
Beginning of year	111,404,497	105,879,586

End of year(a)	$95,372,148	$111,404,497

(a) Includes undistributed net investment income of:	$613,231	$—

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	17

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of three portfolios: Jennison Health Sciences Fund, Jennison Utility Fund and Jennison Financial Services Fund. These financial statements relate to Jennison Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been

18	Visit our website at www.jennisondryden.com

affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under Securities Law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	19

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

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Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of

Jennison Sector Funds, Inc./Jennison Financial Services Fund	21

Notes to Financial Statements

continued

officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A Shares.

PIMS has advised the Fund that it received approximately $124,400 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2007, it received approximately $23,100 and $1,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is

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incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (First Clearing), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2007, the Fund incurred approximately $100,000 in total networking fees, of which approximately $55,500 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2007, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, earned approximately $1,100 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2007, PIM has been compensated approximately $36,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	23

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2007, were $131,893,152 and $153,638,814, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2007, the adjustments were to decrease undistributed net investment income and to increase accumulated net realized gain on investments and foreign currency transactions by $73,574 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended November 30, 2007, the tax character of distributions paid by the fund was $1,328,157 from ordinary income and $535,835 from long-term capital gains. For the year ended November 30, 2006, the tax character of distributions paid by the fund was $3,225,323 from ordinary income and $19,559,128 from long-term capital gains.

As of November 30, 2007, the Fund had accumulated undistributed ordinary income of $6,463,739 and $9,798,612 of long-term capital gains on a tax basis.

As of fiscal year ended November 30, 2007, the Fund elected to treat post-October currency and capital losses of approximately $23,000 and $3,531,000, respectively, as having been incurred in the next fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$98,731,964	$14,559,360	$(4,789,656)	$9,769,704	$1,645	$9,771,349

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The difference between book basis and tax basis was attributable to deferred losses on wash sales and the tax treatment of partnership distributions. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2007:
Shares sold	863,813	$11,373,247
Shares issued in reinvestment of distributions	68,400	922,042
Shares reacquired	(1,450,496)	(18,860,080)

Net increase (decrease) in shares outstanding before conversion	(518,283)	(6,564,791)
Shares issued upon conversion from Class B	671,904	8,663,808

Net increase (decrease) in shares outstanding	153,621	$2,099,017

Year ended November 30, 2006:
Shares sold	582,266	$7,719,411
Shares issued in reinvestment of distributions	657,524	8,281,129
Shares reacquired	(620,596)	(8,141,387)

Net increase (decrease) in shares outstanding before conversion	619,194	7,859,153
Shares issued upon conversion from Class B	1,316,568	17,009,910

Net increase (decrease) in shares outstanding	1,935,762	$24,869,063

Jennison Sector Funds, Inc./Jennison Financial Services Fund	25

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2007:
Shares sold	191,989	$2,394,361
Shares issued in reinvestment of distributions	32,997	423,023
Shares reacquired	(640,211)	(7,951,633)

Net increase (decrease) in shares outstanding before conversion	(415,225)	(5,134,249)
Shares reacquired upon conversion into Class A	(705,065)	(8,663,808)

Net increase (decrease) in shares outstanding	(1,120,290)	$(13,798,057)

Year ended November 30, 2006:
Shares sold	161,342	$2,047,274
Shares issued in reinvestment of distributions	673,918	8,185,444
Shares reacquired	(860,829)	(10,825,508)

Net increase (decrease) in shares outstanding before conversion	(25,569)	(592,790)
Shares reacquired upon conversion into Class A	(1,366,820)	(17,009,910)

Net increase (decrease) in shares outstanding	(1,392,389)	$(17,602,700)

Class C
Year ended November 30, 2007:
Shares sold	106,038	$1,329,696
Shares issued in reinvestment of distributions	27,427	351,613
Shares reacquired	(499,164)	(6,224,306)

Net increase (decrease) in shares outstanding	(365,699)	$(4,542,997)

Year ended November 30, 2006:
Shares sold	136,513	$1,735,350
Shares issued in reinvestment of distributions	362,691	4,391,777
Shares reacquired	(328,690)	(4,151,785)

Net increase (decrease) in shares outstanding	170,514	$1,975,342

Class Z
Year ended November 30, 2007:
Shares sold	127,334	$1,704,771
Shares issued in reinvestment of distributions	5,216	71,301
Shares reacquired	(99,657)	(1,314,016)

Net increase (decrease) in shares outstanding	32,893	$462,056

Year ended November 30, 2006:
Shares sold	100,627	$1,329,984
Shares issued in reinvestment of distributions	55,282	705,295
Shares reacquired	(74,407)	(981,278)

Net increase (decrease) in shares outstanding	81,502	$1,054,001

26	Visit our website at www.jennisondryden.com

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	27

Financial Highlights

Class A
Year Ended November 30, 2007(a)
Per Share Operating Performance: Net Asset Value, Beginning Of Year	$12.61

Income from investment operations:
Net investment income	.13
Net realized and unrealized gain on investment and foreign currency transactions	.07

Total from investment operations	.20

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.22)

Total dividends and distributions	(.22)

Net asset value, end of year	$12.59

Total Return(b):	1.47%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,329
Average net assets (000)	$57,081
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.41%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	.96%
For Class A, B, C and Z shares:
Portfolio turnover rate	127%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2006(a)	2005	2004	2003

$13.11	$13.47	$11.88	$10.58

.07	.04	.11	.08
2.25	.98	1.62	1.60

2.32	1.02	1.73	1.68

—	(.11)	(.08)	—
(2.82)	(1.27)	(.06)	(.38)

(2.82)	(1.38)	(.14)	(.38)

$12.61	$13.11	$13.47	$11.88

18.92%	8.31%	14.73%	16.61%

$51,492	$28,162	$28,110	$27,092
$34,156	$28,833	$27,955	$25,604

1.52%	1.56%	1.49%	1.57%
1.27%	1.31%	1.24%	1.32%
.52%	.31%	.81%	.74%

72%	78%	70%	93%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	29

Financial Highlights

continued

Class B
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.05

Income from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.08

Total from investment operations	.10

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.22)

Total dividends and distributions	(.22)

Net asset value, end of year	$11.93

Total Return(c):	.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,978
Average net assets (000)	$26,744
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income (loss)	.17%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2006(a)	2005	2004	2003

$12.74	$13.11	$11.57	$10.39

(.05)	(.06)	.01	— (b)
2.18	.97	1.59	1.56

2.13	.91	1.60	1.56

—	(.01)	—	—
(2.82)	(1.27)	(.06)	(.38)

(2.82)	(1.28)	(.06)	(.38)

$12.05	$12.74	$13.11	$11.57

18.01%	7.46%	13.90%	15.73%

$33,682	$53,329	$64,021	$68,888
$47,402	$58,311	$67,014	$65,823

2.27%	2.31%	2.24%	2.32%
1.27%	1.31%	1.24%	1.32%
(.40)%	(.44)%	.05%	(.01)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	31

Financial Highlights

continued

Class C
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.05

Income from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.08

Total from investment operations	.10

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.22)

Total dividends and distributions	(.22)

Net asset value, end of year	$11.93

Total Return(c):	.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,786
Average net assets (000)	$21,205
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income (loss)	.19%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2006(a)	2005	2004	2003

$12.74	$13.11	$11.57	$10.39

(.05)	(.06)	— (b)	— (b)
2.18	.97	1.60	1.56

2.13	.91	1.60	1.56

—	(.01)	—	—
(2.82)	(1.27)	(.06)	(.38)

(2.82)	(1.28)	(.06)	(.38)

$12.05	$12.74	$13.11	$11.57

18.01%	7.46%	13.90%	15.73%

$22,375	$21,475	$25,480	$28,820
$21,359	$23,086	$27,402	$28,204

2.27%	2.31%	2.24%	2.32%
1.27%	1.31%	1.24%	1.32%
(.40)%	(.44)%	.04%	(.02)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	33

Financial Highlights

continued

Class Z
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.77

Income from investment operations:
Net investment income	.16
Net realized and unrealized gain on investment and foreign currency transactions	.07

Total from investment operations	.23

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.22)

Total dividends and distributions	(.22)

Net asset value, end of year	$12.78

Total Return(b):	1.69%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,279
Average net assets (000)	$4,347
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.16%
Expenses, excluding distribution and service (12b-1) fees	1.16%
Net investment income	1.22%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2006(a)	2005	2004	2003

$13.22	$13.57	$11.98	$10.63

.09	.08	.17	.11
2.28	.99	1.59	1.62

2.37	1.07	1.76	1.73

—	(.15)	(.11)	—
(2.82)	(1.27)	(.06)	(.38)

(2.82)	(1.42)	(.17)	(.38)

$12.77	$13.22	$13.57	$11.98

19.16%	8.61%	14.90%	17.02%

$3,855	$2,914	$3,241	$7,007
$3,452	$2,902	$3,877	$6,851

1.27%	1.31%	1.24%	1.32%
1.27%	1.31%	1.24%	1.32%
.71%	.57%	1.05%	.98%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	35

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Financial Services Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2003 were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 28, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2007) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.1569 per share of short-term capital gains for Class A, B, C and Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.0633 per share of long-term capital gains for Class A, B, C and Z shares which are taxable as such.

Further, we wish to advise you that 26.65% of ordinary income dividends paid in the fiscal year ended November 30, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended November 30, 2007, the Fund designates 37.76% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of ordinary income dividends as qualified short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2007.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	37

Management of the Fund

(Unaudited)

Information pertaining to the Directors of Jennison Sector Funds, Inc.-Jennison Financial Services Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1995(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Retired Mutual Fund Executive (36 years). Management Consultant Director: Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	39

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	41

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Financial Services Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-year and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Financial Services Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Financial Services Funds

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Performance Universe) was in the first quartile over the one-year period, and in the second quartile over three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses ranked in the Expense Group’s second quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI, and that certain aspects of such arrangements received greater scrutiny in some years than others. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/07
	One Year	Five Years	Since Inception
Class A	–4.11%	10.57%	7.64%
Class B	–4.25	10.85	7.55
Class C	–0.29	10.98	7.55
Class Z	1.69	12.09	8.61

Average Annual Total Returns (Without Sales Charges) as of 11/30/07
	One Year	Five Years	Since Inception
Class A	1.47%	11.83%	8.36%
Class B	0.70	10.98	7.55
Class C	0.70	10.98	7.55
Class Z	1.69	12.09	8.61

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.46%; Class B, 2.16%; Class C, 2.16%; Class Z, 1.16%. Net operating expenses: Class A, 1.41%; Class B, 2.16%; Class C, 2.16%; Class Z, 1.16%, after contractual reduction through 3/31/2008. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Financial Services Fund (Class A shares) with a similar investment in the S&P 500 Financials Index and the S&P SC 1500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs. The S&P SC 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 largest stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreeen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    IFS-A142958    Ed. 01/2008

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Health Sciences Fund

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Health Sciences Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund, a series of Jennison Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.22%; Class B, 1.92%; Class C, 1.92%; Class L, 1.42%; Class M, 1.92%; Class X, 0.92%; Class Z, 0.92%. Net operating expenses: Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class L, 1.42%; Class M, 1.92%; Class X, 0.92%; Class Z, 0.92%, after contractual reduction through 3/31/2008. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

Cumulative Total Returns as of 11/30/07
	One Year	Five Years	Since Inception[1]
Class A	15.07%	173.43%	275.88%
Class B	14.27	163.38	252.92
Class C	14.22	163.27	252.77
Class L	14.82	N/A	25.09
Class M	14.22	N/A	23.80
Class X	15.38	N/A	25.79
Class Z	15.35	176.86	284.38
S&P SC Health Care Index[2]	11.94	49.70	**
S&P SC 1500 Index[3]	7.44	76.80	***
Lipper Health/Biotechnology Funds Avg.[4]	11.73	78.12	****

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Average Annual Total Returns[5] as of 12/31/07
	One Year	Five Years	Since Inception[1]
Class A	10.55%	21.97%	16.12%
Class B	11.15	22.36	16.02
Class C	15.16	22.44	16.02
Class L	10.03	N/A	8.36
Class M	10.09	N/A	9.16
Class X	11.31	N/A	10.07
Class Z	17.28	23.66	17.21
S&P SC Health Care Index[2]	8.02	8.59	**
S&P SC 1500 Index[3]	5.47	13.23	***
Lipper Health/Biotechnology Funds Avg.[4]	8.81	12.24	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

2The S&P SC Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P SC Health Care Index Closest Month-End to Inception cumulative total returns as of 11/30/07 are 44.59% for Class A, Class B, Class C, and Class Z; and 22.11% for Class L, Class M, and Class X. S&P SC Health Care Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 4.12% for Class A, Class B, Class C, and Class Z; and 8.74% for Class L, Class M, and Class X.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

***S&P SC 1500 Index Closest Month-End to Inception cumulative total returns as of 11/30/07 are 31.97% for Class A, Class B, Class C, and Class Z; and 22.51% for Class L, Class M, and Class X. S&P SC 1500 Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 3.24% for Class A, Class B, Class C, and Class Z; and 9.89% for Class L, Class M, and Class X.

****Lipper Health/Biotechnology Funds Average Closest Month-End to Inception cumulative total returns as of 11/30/07 are 122.75% for Class A, Class B, Class C, and Class Z; and 18.15% for Class L, Class M, and Class X. Lipper Health/Biotechnology Funds Average Closest Month-End to Inception average annual total returns as of 12/31/07 are 9.16% for Class A, Class B, Class C, and Class Z; and 6.92% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the S&P SC Health Care Index and the S&P SC 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/07
Wyeth, Pharmaceuticals	4.0%
Gilead Sciences, Inc., Biotechnology	3.9
Elan Corp. PLC, Ireland, Pharmaceuticals	3.9
Allscripts Healthcare Solution, Inc., Healthcare Technology	3.7
Abbott Laboratories, Pharmaceuticals	3.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/07
Pharmaceuticals	32.6%
Biotechnology	31.8
Healthcare Equipment & Supplies	12.1
Healthcare Providers & Services	11.2
Healthcare Technology	8.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Health Sciences Fund’s Class A shares returned 15.07% in the 12 months ended November 30, 2007, exceeding the 11.94% return of the benchmark S&P Composite Health Care Index (the Health Care Index) and the 11.73% return of the Lipper Health/Biotechnology Funds Average.

What was the market environment?

In the Fund’s fiscal year ended November 30, 2007, strong U.S. economic growth began to slow, but continued strength overseas, especially in emerging markets, helped to generate profits for many U.S. companies. However, increasing demand for commodities in emerging economies fueled higher prices for metals and agricultural products, while oil prices soared to record highs. At the same time, the U.S. dollar weakened against most major currencies. Inflation, while still largely contained, remained a risk to the economy at large. Corporate earnings growth began to slow in the third quarter of 2007, with S&P 500 companies earnings growth failing to break into the double digits for the first time in several years.

Consequently, negative earnings revisions became less uncommon, especially in the financial, retail, homebuilding, and energy sectors. Rising energy prices, higher mortgage payments, and reduced home equity combined to result in a slowdown in consumer spending. Employment, however, remained healthy. Problems in the subprime mortgage market (wherein home loans are made to borrowers with relatively poor credit histories or limited income), evident early in the year, grew more widespread. The ensuing credit crunch led to heightened market volatility. Many major financial institutions with balance sheets exposed, directly or indirectly, to the subprime mortgage sector experienced severe losses. With looming fears of a significant weakening in economic growth, the Fed lowered its key interest rate, the Fed funds rate, for the first time since June 2003.

Among health services companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

Healthcare sector returns during the fiscal year fell short of most other sectors’ returns but exceeded the gains of the broad market as represented by the S&P 500 and the Russell 3000® indexes. Life sciences tools and services, healthcare equipment and supplies, and healthcare providers and services posted the largest gains in the Health Care Index. Healthcare technology was the only sector in the index to lose ground. The Fund earned strong positive returns in life sciences tools and services, healthcare providers and services, and pharmaceuticals. Healthcare technology holdings declined.

Strong stock selection in pharmaceuticals and healthcare providers and services contributed most to the Fund’s outperformance relative to the benchmark. An

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	5

Strategy and Performance Overview (continued)

underweight position in pharmaceuticals relative to the benchmark also worked to the Fund’s advantage. Relative to the benchmark, stock selection in healthcare technology and biotechnology detracted from performance, as did an underweight position in healthcare providers and services.

Which holdings made the largest positive contributions to the Fund’s return?

Pharmaceutical holdings XenoPort, MGI Pharma, Impax Laboratories, Abbott Laboratories, and Elan were among the greatest contributors to the Fund’s return. XenoPort climbed on positive results from a final-stage trial of XP13512 for the treatment of restless legs syndrome (RLS). The drug significantly improved symptoms of the neurological movement disorder, which include uncontrollable urges to move the legs and painful sensations that often lead to insomnia. A second product candidate, XP19986, showed positive preliminary results as a potential treatment for gastroesophageal reflux disease, a digestive disorder that causes persistent heartburn, chest pains, morning hoarseness, and difficult swallowing.

MGI’s chemotherapy-related nausea treatment, Aloxi, gained market share but faces generic competition. Sales of the company’s leukemia drug, Dacogen, grew, and data on Aquavan for procedural sedation were positive. The market for mild sedation in colonoscopy, endoscopy, and bronchoscopy procedures is substantial as more than 24 million such procedures were performed last year.

Impax benefited from Food and Drug Administration approval of its generic versions of three different drugs: Corzide, a treatment for hypertension, Ditropan XL, for urinary incontinence, and Xanax, for anxiety disorder and depression. We view Impax as a technology-driven generic drug company with strong proven research and development capabilities and a focus on controlled-release drugs.

Abbott shares rose after a Food and Drug Administration panel voted to recommend the company’s Xience drug-eluting stent for U.S. approval on the condition that extensive post-approval safety studies are conducted. The approval, which was not universally expected, increases the chances of a first-quarter 2008 launch, which would add to the company’s sales and earnings.

Elan climbed in part on news that it will start late-stage clinical trials for its Alzheimer’s drug, Bapineuzumab. Data from an earlier, but halted, trial using a form of the drug showed that patients still had antibodies from the vaccine and succumbed to Alzheimer’s symptoms at a slower rate than those not vaccinated.

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In the healthcare providers and services sector, Medco Health Solutions was a top performer. The pharmacy-benefits manager’s strong cash earnings reflected growth in generic and mail order prescriptions. We like the pharmacy-benefits management industry’s positive fundamental outlook and expect Medco’s future growth to be fueled by generics, specialty pharmacy, new business, and Medicare Part D opportunities.

BioMarin Pharmaceutical and Gilead Sciences were key contributors to performance in the biotechnology sector. Shares of BioMarin climbed as the company filed a new drug application with the FDA for phenoptin in children with phenylketonuria, an inherited metabolic disease that can result in elevated levels of phenylalanine in the blood and ultimately lead to serious neurological damage. BioMarin’s two already marketed enzyme replacement therapies, aldurazyme and naglazyme, treat different forms of a progressive, debilitating, and often life-threatening disease, primarily affecting children, that allows carbohydrates to accumulate and impair organ function.

Please see “Comments on Largest Holdings” for discussion of Gilead Sciences.

Which holdings detracted most from the Fund’s return?

Healthcare technology company Allscripts Healthcare Solutions was the single greatest detractor from the Fund’s return. The prescription-management software maker dropped after falling short of consensus earnings and revenue forecasts. Please see “Comments on Largest Holdings” for further discussion of Allscripts.

In biotechnology, InterMune fell on news of a delay in a clinical trial for its hepatitis C drug candidate, ITMN-191. Its sole approved product, Actimmune, is approved for the treatment of severe, malignant osteopetrosis (a life-threatening, congenital disorder that results in increased susceptibility to infection and an overgrowth of bony structures that can lead to blindness and deafness) and chronic granulomatous disease (a life-threatening congenital disorder that makes patients, mainly children, vulnerable to severe, recurrent bacterial and fungal infections that result in frequent and prolonged hospitalizations, and often death).

Were there significant changes to the Fund’s portfolio?

Significant new positions were established in several companies, including Elan, Schering-Plough, and Allos Therapeutics. Schering-Plough makes prescription and over-the-counter drugs, animal health products, and personal care products. In addition to allergy medications Clarinex and Nasonex, the company also specializes in anti-infectives (particularly for hepatitis) and cancer drugs. It also co-promotes erectile dysfunction pill Levitra in the U.S. We like Schering’s potential for return on invested capital (ROIC) improvement and better-than-peer-group-average earnings

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

growth, which is being driven by significant margin and asset leverage. Its key growth drivers are Zetia (a cholesterol absorption inhibitor) and Vytorin (a combination of two cholesterol drugs, Zocor and Zetia), which it sells with joint venture partner Merck. We expect SGP’s EPS turnaround story to gain momentum and believe that several potential blockbuster drugs will increasingly gain market attention.

Trial results confirmed the robust efficacy of Allos Therapeutics’ PDX (pralatrexate) in treating peripheral T-cell lymphoma (PTCL), a rare form of non-Hodgkin’s lymphoma for which there is currently no approved pharmaceutical treatment.

Please see “Comments on Largest Holdings” for discussion of Elan.

Holdings in other securities, such as MGI Pharma, Cephalon, Medtronic, and Mentor were eliminated. The Fund exited MGI in part on uncertainty surrounding its key driver, chemotherapy-related nausea treatment Aloxi, in the face of generic competition. The stock’s rapid appreciation was also a factor.

Sluggish prescription trends for key drugs Provigil (excessive daytime sleepiness) and Fentora (breakthrough cancer pain) prompted the sale of Cephalon, as did the overhang from a U.S. Department of Justice investigation into the company’s sales and marketing practices.

Medtronic was sold because of its weak ICD sales, while the Fund’s position in Mentor was eliminated in part on slowing breast implant sales.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/07.

4.0%	Wyeth/Pharmaceuticals

Wyeth makes pharmaceutical, consumer healthcare, and animal health products. The company’s diversified pharmaceutical portfolio, biologics capabilities, and vaccine operations buffer Wyeth from individual product or franchise risks, in our view.

3.9%	Gilead Sciences, Inc./Biotechnology

Biopharmaceutical company Gilead’s products include antiviral treatments Atripla, Emtriva, Truvada, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of new products.

3.9%	Elan Corp. PLC/Pharmaceuticals

Elan currently markets anti-infective drugs Maxipime and Azactam and multiple sclerosis therapy Tysabri. Products in development include drugs for the treatment of Alzheimer’s disease, Parkinson’s disease, and rheumatoid arthritis. We like Tysabri’s prospects and the potential profitability of the Alzheimer’s disease franchise.

3.7%	Allscripts Healthcare Solutions, Inc./Healthcare Technology

Allscripts provides prescription-management software and services that allow doctors to enter prescription information over computer networks, including tools that give doctors access (via desktop or wireless handheld devices) to patient drug history, drug interactions, and generic alternatives. Other services include electronic document imaging and scanning and physician feedback services. The company’s business is being fueled by strong bookings for clinical information technology system solutions, as many healthcare providers are opting for electronic records, which can reduce medical errors by organizing prescriptions, allergies, and other information. Also, costs can be cut by reducing duplicate tests and the staff needed to manage files.

3.3%	Abbott Laboratories/Pharmaceuticals

Abbot Laboratories offers a diversified line of healthcare products in four segments: pharmaceuticals, diagnostics, nutritionals, and vascular products. Pharmaceuticals include HIV treatment Norvir, rheumatoid arthritis therapy Humira, and obesity drug Meridia. The nutritional products division makes Similac infant formula and the Ensure nutrition supplements. We like Abbott’s stent business and expect the company to see gross margin improvement, tax benefits from the relocation of certain drug production, and expanded indications for Humira into the Crohn’s disease and psoriasis markets.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2007, at the beginning of the period, and held through the six-month period ended November 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,049.10	1.17%	$6.01
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92

Class B	Actual	$1,000.00	$1,045.80	1.92%	$9.85
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class C	Actual	$1,000.00	$1,045.30	1.92%	$9.84
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class L	Actual	$1,000.00	$1,047.90	1.42%	$7.29
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class M	Actual	$1,000.00	$1,045.30	1.92%	$9.84
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class X	Actual	$1,000.00	$1,050.50	0.92%	$4.73
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

Class Z	Actual	$1,000.00	$1,050.80	0.92%	$4.73
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	11

Portfolio of Investments

as of November 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
COMMON STOCKS 97.2%

Biotechnology 31.8%
241,900	Acadia Pharmaceuticals, Inc.(a)(b)	$2,743,146
562,756	Acorda Therapeutics, Inc.(a)(b)	10,529,165
3,313,600	Allos Therapeutics, Inc.(a)(b)	22,896,976
204,600	Amgen, Inc.(a)	11,304,150
427,700	Amicus Therapeutics, Inc.(a)(b)	6,543,810
4,296,400	Antisoma PLC (United Kingdom)(a)	2,627,834
2,021,500	Antisoma PLC, 144A (United Kingdom)(a)	1,236,423
749,700	Array Biopharma, Inc.(a)(b)	8,299,179
1,129,700	BioMarin Pharmaceutical, Inc.(a)(b)	31,066,750
1,901,000	Conjuchem Biotechnologies, Inc., 144A (Canada)(a)(d)	190,110
454,800	Cytori Therapeutics, Inc.(a)(b)(d)	2,505,948
198,700	Genentech, Inc.(a)	15,150,875
837,000	Gilead Sciences, Inc.(a)	38,953,980
2,189,000	Incyte Corp.(a)(b)	18,781,620
1,017,200	InterMune, Inc.(a)(b)	16,519,328
727,400	Keryx Biopharmaceuticals, Inc.(a)(b)	6,692,080
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (cost $4,322,304; purchased 3/24/06)(a)(c)(d)	3,842,048
2,000,000	Microbia, Inc., Private Placement, Series E (cost $7,640,000; purchased 2/21/06)(a)(c)(d)	12,500,000
160,000	Microbia, Inc., Private Placement, Series F (cost $1,000,000; purchased 2/1/07)(a)(c)(d)	1,000,000
379,400	Onyx Pharmaceuticals, Inc.(a)(b)	20,692,476
373,500	Orexigen Therapeutics, Inc.(a)(b)	4,918,995
838,300	Progenics Pharmaceuticals, Inc.(a)(b)	16,263,020
794,300	Regeneron Pharmaceuticals, Inc.(a)(b)	17,299,854
1,553,600	Savient Pharmaceuticals, Inc.(a)(b)	21,843,616
2,225,600	Vanda Pharmaceuticals, Inc.(a)(b)	20,008,144

		314,409,527

Food & Staples Retailing 0.7%
389,000	China Nepstar Chain Drug Ltd., ADR (China)(a)(b)	7,247,070

Healthcare Equipment & Supplies 12.1%
164,200	Alcon, Inc.	22,846,788
247,700	Baxter International, Inc.	14,829,799
308,800	Enteromedics, Inc.(a)(b)	2,495,104
209,800	Holologic, Inc.(a)(b)	13,928,622
198,700	Immucor, Inc.(a)(b)	6,590,879

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2007 continued

Shares	Description	Value (Note 1)

89,500	Insulet Corp.(a)(b)	$2,457,670
286,400	Inverness Medical Innovations, Inc.(a)	16,805,952
4,000,000	Lombard Medical Technologies PLC (United Kingdom)(a)	1,295,230
539,100	NxStage Medical, Inc.(a)(b)	6,932,826
278,900	Resmed, Inc.(a)(b)	12,773,620
281,390	St. Jude Medical, Inc.(a)	11,185,253
97,800	Stryker Corp.(b)	7,103,214

		119,244,957

Healthcare Providers & Services 11.2%
437,300	Aetna, Inc.	24,436,324
56,000	Air Methods Corp.(a)(b)	2,948,400
92,600	Athenahealth, Inc.(a)(b)	3,950,316
189,600	CIGNA Corp.	10,164,456
274,100	Humana, Inc.(a)(b)	21,113,923
298,200	McKesson Corp.	19,898,886
178,700	Medco Health Solutions, Inc.(a)	17,868,213
118,900	WellPoint, Inc.(a)	10,012,569

		110,393,087

Healthcare Technology 8.1%
2,059,000	Allscripts Healthcare Solution, Inc.(a)(b)	36,423,710
337,900	Cerner Corp.(a)(b)	20,189,525
603,400	Eclipsys Corp.(a)(b)	13,998,880
588,100	Trizetto Group(a)(b)	9,074,383

		79,686,498

Life Sciences Tools & Services 1.3%
46,600	Techne Corp.(a)	3,035,990
142,400	Varian, Inc.(a)	9,975,120
4,100	WuXi PharmaTech Caymen, Inc. ADR (China)(a)	115,866

		13,126,976

Pharmaceuticals 32.0%
570,900	Abbott Laboratories	32,832,460
975,000	Akorn, Inc.,(a)(b)	7,449,000
617,500	ARYx Therapeutics, Inc.(a)(b)	4,693,000
224,300	BioForm Medical, Inc.(a)	1,740,568
166,300	BioMimetic Therapeutics, Inc.(a)	2,027,197
1,679,400	Elan Corp. PLC, ADR (Ireland)(a)	38,676,582
1,802,500	Impax Laboratories, Inc.(a)(b)	19,827,500

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

220,900	KV Pharmaceutical Co. (Class A)(a)(b)	$6,229,380
4,420,000	Lev Pharmaceuticals, Inc.(a)(b)	8,663,200
528,200	Map Pharmaceuticals, Inc.(a)	7,188,802
298,800	Merck & Co., Inc.	17,736,768
72,000	Merck KGAA (Germany)	9,347,202
1,011,700	Mylan Inc.(b)	14,548,246
7,000	Novo-Nordisk A/S, ADR (Denmark)	892,080
321,400	Perrigo Co.	9,931,260
12,100	Roche Holding AG (Switzerland)	2,302,371
284,700	Roche Holding Ltd. ADR (Switzerland)	27,170,117
951,100	Schering-Plough Corp.(b)	29,769,430
236,600	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	10,559,458
803,700	Wyeth	39,461,669
477,642	Xenoport, Inc.(a)(b)	25,119,193

		316,165,483

	Total common stocks (cost $737,497,308)	960,273,598

PREFERRED STOCKS(a) 0.4%

Biotechnology
200,000	Geneva Proteomics, Private Placement (cost $1,094,000; purchased 7/7/00)(c)(d)	0

Pharmaceuticals 0.4%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (cost $4,900,000; purchased 6/13/06)(c)(d)	4,270,000

	Total preferred stocks (cost $5,994,000)	4,270,000

Units
WARRANTS(a) 0.2%

Biotechnology
4,365,000	Conjuchem Biotechnologies, Inc. (Canada), expiring 11/28/09, Private Placement (cost $382,727; purchased 11/22/06)(c)(d)	279
227,400	Cytori Therapeutics, Inc., expiring 02/28/12, Private Placement (cost $31,836; purchased 2/23/07)(c)(d)	276,139
700,000	Insmed, Inc., expiring 11/8/09, Private Placement (cost $0; purchased 11/8/04)(c)(d)	12,391

		288,809

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2007 continued

Units	Description	Value (Note 1)

Healthcare Equipment & Supplies
600,000	Lombard Medical Technologies (United Kingdom) WARRANT A Expiring 6/15/10 Private Placement (cost $0, Purchased 07/10/07)(c)(d)	$756
600,000	Lombard Medical Technologies (United Kingdom) WARRANT B Expiring 6/15/10 Private Placement (Cost $0, Purchased 07/10/07)(c)(d)	2,188

		2,944

Pharmaceuticals 0.2%
341,250	Akorn, Inc., Expiring 3/8/11 (cost $0; purchased 3/8/06)(b)(c)(d)	962,334
844,000	Lev Pharmaceuticals, Expiring 08/17/2012, Private Placement (cost $0; purchased 8/14/07)(b)(c)(d)	555,064

		1,517,398

	Total warrants (cost $414,563)	1,809,151

	Total long-term investments (cost $743,905,871)	966,352,749

Shares
SHORT-TERM INVESTMENTS 37.3%

Affiliated Money Market Mutual Fund 37.3%
367,844,746	Dryden Core Investment Fund - Taxable Money Market Series (cost $367,844,746; includes $347,840,094 of cash collateral received for securities on loan)(e)(f) (Note 3)	367,844,746

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)
U.S. Government Securities
$105	United States Treasury Bill, 4.74%, 12/20/07(g) (cost $104,737)	$104,822

	Total short-term investments (cost $367,949,483)	367,949,568

	Total Investments(h) 135.1% (cost $1,111,855,354; Note 5)	1,334,302,317
	Liabilities in excess of other assets (35.1%)	(346,724,177)

	Net Assets 100.0%	$987,578,140

The	following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing securities.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $332,547,227; cash collateral of $347,840,094 (included in liabilities) was received with which the portfolio purchased highly liquid short-term instruments.
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $19,370,867. The aggregate value of $23,421,199 is approximately 2.4 % of net assets.
(d)	Indicates illiquid securities.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the Manager of the Fund, also serves as the Manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Percentage quoted represents yield-to-maturity as of purchase date.
(h)	As of November 30, 2007, twelve securities representing $23,421,199 and 1.8% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2007 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 35.2% of collateral received for securities on loan)	37.3%
Pharmaceuticals	32.6
Biotechnology	31.8
Healthcare Equipment & Supplies	12.1
Healthcare Providers & Services	11.2
Healthcare Technology	8.1
Life Sciences Tools & Services	1.3
Food and Staples Retailing	0.7

135.1
Liabilities in excess of other assets	(35.1)

100.0%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Sector Funds, Inc./ Jennison Health Sciences Fund

Statement of Assets and Liabilities

as of November 30, 2007

Assets
Investments, at value including securities on loan of $332,547,227:
Unaffiliated investments (cost $744,010,608)	$966,457,571
Affiliated investments (cost $367,844,746)	367,844,746
Receivable for Fund shares sold	2,015,975
Dividends and interest receivable	419,843
Receivable for investments sold	1,196,814
Foreign tax reclaim receivable	64,264
Prepaid expenses	25,013

Total assets	1,338,024,226

Liabilities
Payable to broker for collateral for securities on loan	347,840,094
Payable for Fund shares reacquired	1,171,330
Management fee payable	595,341
Accrued expenses	322,722
Distribution fee payable	279,049
Transfer agent fee payable	105,182
Payable to custodian	87,600
Deferred directors’ fees	44,768

Total liabilities	350,446,086

Net Assets	$987,578,140

Net assets were comprised of:
Common stock, at par	$424,739
Paid-in capital in excess of par	674,950,410

675,375,149
Accumulated net investment loss	(77,234)
Accumulated net realized gain on investment and foreign currency transactions	89,855,693
Net unrealized appreciation on investments and foreign currencies	222,424,532

Net assets, November 30, 2007	$987,578,140

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($381,829,378 ÷ 16,238,965 shares of common stock issued and outstanding)	$23.51
Maximum sales charge (5.50% of offering price)	1.37

Maximum offering price to public	$24.88

Class B
Net asset value, offering price and redemption price per share
($118,789,580 ÷ 5,474,447 shares of common stock issued and outstanding)	$21.70

Class C
Net asset value, offering price and redemption price per share
($124,782,098 ÷ 5,752,245 shares of common stock issued and outstanding)	$21.69

Class L
Net asset value and redemption price per share
($2,010,478 ÷ 85,952 shares of common stock issued and outstanding)	$23.39
Maximum sales charge (5.75% of offering price)	1.43

Maximum offering price to public	$24.82

Class M
Net asset value, offering price and redemption price per share
($5,244,231 ÷ 241,740 shares of common stock issued and outstanding)	$21.69

Class X
Net asset value, offering price and redemption price per share
($1,049,688 ÷ 47,603 shares of common stock issued and outstanding)	$22.05

Class Z
Net asset value, offering price and redemption price per share
($353,872,687 ÷ 14,632,913 shares of common stock issued and outstanding)	$24.18

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2007

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $159,914)	$3,560,410
Affiliated dividend income	2,568,968
Affiliated income from securities loaned, net	958,863
Interest	6,075

Total income	7,094,316

Expenses
Management fee	7,043,860
Distribution fee—Class A	883,113
Distribution fee—Class B	1,311,065
Distribution fee—Class C	1,233,221
Distribution fee—Class L	10,909
Distribution fee—Class M	58,659
Transfer agent’s fees and expenses (including affiliated expense of $680,000)	1,121,000
Registration fees	115,000
Custodian’s fees and expenses	113,000
Reports to shareholders	105,000
Directors’ fees	28,000
Legal fees and expenses	25,000
Audit fee	20,000
Insurance	18,000
Interest expenses	15,000
Miscellaneous	68,914

Total expenses	12,169,741

Net investment loss	(5,075,425)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	100,444,543
Foreign currency transactions	(66,064)
Short sale transactions	114,088
Written options transactions	(269,453)

100,223,114

Net change in unrealized appreciation (depreciation) on:
Investments	34,939,134
Foreign currencies	(22,831)
Written options	175,657

35,091,960

Net gain on investment and foreign currency transactions	135,315,074

Net Increase In Net Assets Resulting From Operations	$130,239,649

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(5,075,425)	$(7,189,114)
Net realized gain on investment and foreign currency transactions	100,223,114	74,999,913
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	35,091,960	28,176,867

Net increase in net assets resulting from operations	130,239,649	95,987,666

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(14,752)
Class B	—	(7,234)
Class C	—	(5,997)
Class L	—	(121)
Class M	—	(320)
Class X	—	(55)
Class Z	—	(13,224)

	—	(41,703)

Distributions from net realized gains
Class A	(4,680,724)	(22,362,438)
Class B	(1,902,205)	(11,600,722)
Class C	(1,751,102)	(9,177,840)
Class L	(27,562)	(186,256)
Class M	(82,975)	(501,927)
Class X	(14,601)	(85,851)
Class Z	(4,122,038)	(20,026,029)

	(12,581,207)	(63,941,063)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	110,864,053	154,489,098
Net asset value of shares issued in reinvestment of distributions	11,125,666	56,445,946
Cost of shares reacquired	(153,475,997)	(299,695,210)

Net decrease in net assets from Fund share transactions	(31,486,278)	(88,760,166)

Total increase (decrease)	86,172,164	(56,755,266)

Net Assets
Beginning of year	901,405,976	958,161,242

End of year	$987,578,140	$901,405,976

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of three Portfolios: Jennison Financial Services Fund, Jennison Utility Fund, and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and

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before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sale transactions.

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Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50% of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended November 30, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. There were no distribution fees for Class X shares for the year ended November 30, 2007.

PIMS has advised the Fund that it received approximately $160,500 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended November 30, 2007, it received approximately $112,900, $8,800, $18,200 and $3,800 in contingent deferred sales charges imposed upon redemptions by certain Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2007, the Fund incurred approximately $386,000 in total networking fees of which approximately $143,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

30	Visit our website at www.jennisondryden.com

For the year ended November 30, 2007, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, earned approximately $900 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2007, PIM has been compensated approximately $411,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2007 were $752,659,849 and $763,493,751, respectively.

Transactions in options written during the year ended November 30, 2007, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2006	2,000	$544,343
Options written	1,882	389,429
Options expired	(1,000)	(235,946)
Options exercised	(2,882)	(697,826)

Options outstanding at November 30, 2007	—	—

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2007, the adjustments were to decrease accumulated net investment loss and to decrease accumulated net realized gain on investments and foreign currency transactions by $5,041,547 due to net operating

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

loss and the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment loss, net realized gains and net assets were not affected by this change.

For the years ended November 30, 2007 and 2006, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $708,862 and $27,605,369 from ordinary income and $11,872,345 and $36,377,397 from long-term capital gains, respectively.

As of November 30, 2007, the accumulated undistributed earnings on a tax basis was $40,321,823 of ordinary income and $49,643,912 of long-term capital gains.

The Fund will elect to treat post-October foreign currency losses of approximately $32,500 incurred in the one month ended November 30, 2007 as having incurred in the next fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,111,961,245	$252,965,239	$(30,624,167)	$222,341,072	$(22,431)	$222,318,641

The difference between book basis and tax basis is primarily attributable to the wash sales and straddle deferrals.

Note 6. Capital

Class A shares are subject to a maximum front-end sales charge of 5.50%, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven, eight, eight and ten years after purchase, Class B, Class M, Class X and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of

32	Visit our website at www.jennisondryden.com

purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Strategic Partners and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of the close of business on July 29, 2005, the Fund is closed to new investors.

There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2007:
Shares sold	2,795,025	$61,565,604
Shares issued in reinvestment of distributions	193,202	4,248,416
Shares reacquired	(3,703,464)	(80,900,592)

Net increase (decrease) in shares outstanding before conversion	(715,237)	(15,086,572)
Shares issued upon conversion from Class B, M and X	1,379,603	29,821,246

Net increase (decrease) in shares outstanding	664,366	$14,734,674

Year ended November 30, 2006:
Shares sold	3,648,633	$77,284,505
Shares issued in reinvestment of distributions	993,035	20,336,152
Shares reacquired	(9,333,697)	(192,254,762)

Net increase (decrease) in shares outstanding before conversion	(4,692,029)	(94,634,105)
Shares issued upon conversion from Class B, M and X	2,874,633	58,999,514

Net increase (decrease) in shares outstanding	(1,817,396)	$(35,634,591)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2007:
Shares sold	214,457	$4,361,194
Shares issued in reinvestment of distributions	83,700	1,704,964
Shares reacquired	(1,050,933)	(21,308,221)

Net increase (decrease) in shares outstanding before conversion	(752,776)	(15,242,063)
Shares reacquired upon conversion into Class A	(1,465,702)	(29,363,724)

Net increase (decrease) in shares outstanding	(2,218,478)	$(44,605,787)

Year ended November 30, 2006:
Shares sold	495,873	$9,740,088
Shares issued in reinvestment of distributions	549,946	10,496,917
Shares reacquired	(1,783,058)	(34,564,877)

Net increase (decrease) in shares outstanding before conversion	(737,239)	(14,327,872)
Shares reacquired upon conversion into Class A	(3,063,532)	(58,884,326)

Net increase (decrease) in shares outstanding	(3,800,771)	$(73,212,198)

Class C
Year ended November 30, 2007:
Shares sold	356,479	$7,270,684
Shares issued in reinvestment of distributions	64,525	1,314,365
Shares reacquired	(1,039,654)	(21,059,330)

Net increase (decrease) in shares outstanding	(618,650)	$(12,474,281)

Year ended November 30, 2006:
Shares sold	728,232	$14,346,277
Shares issued in reinvestment of distributions	354,274	6,756,036
Shares reacquired	(1,441,596)	(27,916,106)

Net increase (decrease) in shares outstanding	(359,090)	$(6,813,793)

Class L
Year ended November 30, 2007:
Shares sold	3,358	$75,192
Shares issued in reinvestment of distributions	1,002	21,941
Shares reacquired	(46,276)	(997,728)

Net increase (decrease) in shares outstanding	(41,916)	$(900,595)

Year ended November 30, 2006:
Shares sold	3,717	$77,363
Shares issued in reinvestment of distributions	7,252	148,120
Shares reacquired	(34,971)	(719,423)

Net increase (decrease) in shares outstanding	(24,002)	$(493,940)

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Class M	Shares	Amount
Year ended November 30, 2007:
Shares sold	7,378	$156,058
Shares issued in reinvestment of distributions	3,343	68,099
Shares reacquired	(80,342)	(1,642,406)

Net increase (decrease) in shares outstanding before conversion	(69,621)	(1,418,249)
Shares reacquired upon conversion into Class A	(22,146)	(453,247)

Net increase (decrease) in shares outstanding	(91,767)	$(1,871,496)

Year ended November 30, 2006:
Shares sold	11,516	$225,578
Shares issued in reinvestment of distributions	21,124	403,122
Shares reacquired	(164,958)	(3,179,531)

Net increase (decrease) in shares outstanding before conversion	(132,318)	(2,550,831)
Shares reacquired upon conversion into Class A	(2,123)	(41,612)

Net increase (decrease) in shares outstanding	(134,441)	$(2,592,443)

Class X
Year ended November 30, 2007:
Shares sold	2,562	$54,564
Shares issued in reinvestment of distributions	541	11,148
Shares reacquired	(15,427)	(313,853)

Net increase (decrease) in shares outstanding before conversion	(12,324)	(248,141)
Shares reacquired upon conversion into Class A	(208)	(4,275)

Net increase (decrease) in shares outstanding	(12,532)	$(252,416)

Year ended November 30, 2006:
Shares sold	4,923	$96,909
Shares issued in reinvestment of distributions	3,482	66,797
Shares reacquired	(20,928)	(415,005)

Net increase (decrease) in shares outstanding before conversion	(12,523)	(251,299)
Shares reacquired upon conversion into Class A	(3,716)	(73,576)

Net increase (decrease) in shares outstanding	(16,239)	$(324,875)

Class Z
Year ended November 30, 2007:
Shares sold	1,645,378	$37,380,757
Shares issued in reinvestment of distributions	166,374	3,756,733
Shares reacquired	(1,214,870)	(27,253,867)

Net increase (decrease) in shares outstanding	596,882	$13,883,623

Year ended November 30, 2006:
Shares sold	2,458,656	$52,718,378
Shares issued in reinvestment of distributions	868,861	18,238,802
Shares reacquired	(1,948,201)	(40,645,506)

Net increase (decrease) in shares outstanding	1,379,316	$30,311,674

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Sector Funds, Inc./ Jennison Health Sciences Fund

Financial Highlights

Class A
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.70

Income (loss) from investment operations:
Net investment loss	(.09)
Net realized and unrealized gain on investment and foreign currency transactions	3.19

Total from investment operations	3.10

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$23.51

Total Return(c):	15.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$381,829
Average net assets (000)	$353,245
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.17%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.42)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	85%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than $.005
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2006(a)	2005(a)	2004	2003

$19.89	$17.77	$13.93	$10.78

(.12)	(.12)	(.12)	(.09)

2.44	4.87	3.96	3.24

2.32	4.75	3.84	3.15

— (b)	—	—	—
(1.51)	(2.63)	—	—

(1.51)	(2.63)	—	—

$20.70	$19.89	$17.77	$13.93

11.77%	28.97%	27.57%	29.22%

$322,359	$345,987	$110,644	$71,249
$326,042	$221,195	$89,310	$62,783

1.19%	1.17%	1.30%	1.42%
.94%	.92%	1.05%	1.17%
(.57)%	(.63)%	(.81)%	(.73)%

103%	122%	190%	192%

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	39

Financial Highlights

continued

Class B
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.26

Income (loss) from investment operations:
Net investment loss	(.24)
Net realized and unrealized gain on investment and foreign currency transactions	2.97

Total from investment operations	2.73

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$21.70

Total Return(c):	14.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$118,790
Average net assets (000)	$131,106
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(1.16)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than $.005
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2006(a)	2005(a)	2004	2003

$18.75	$17.00	$13.42	$10.47

(.26)	(.25)	(.26)	(.20)
2.28	4.63	3.84	3.15

2.02	4.38	3.58	2.95

— (b)	—	—	—
(1.51)	(2.63)	—	—

(1.51)	(2.63)	—	—

$19.26	$18.75	$17.00	$13.42

10.93%	27.96%	26.68%	28.18%

$148,199	$215,540	$172,722	$148,077
$197,906	$194,088	$168,691	$137,866

1.94%	1.92%	2.05%	2.17%
.94%	.92%	1.05%	1.17%
(1.32)%	(1.40)%	(1.56)%	(1.47)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	41

Financial Highlights

continued

Class C
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.26

Income (loss) from investment operations:
Net investment loss	(.24)
Net realized and unrealized gain on investment and foreign currency transactions	2.96

Total from investment operations	2.72

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$21.69

Total Return(c):	14.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$124,782
Average net assets (000)	$123,322
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(1.17)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than $.005
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2006(a)	2005(a)	2004	2003

$18.75	$17.00	$13.42	$10.47

(.26)	(.25)	(.25)	(.21)

2.28	4.63	3.83	3.16

2.02	4.38	3.58	2.95

— (b)	—	—	—
(1.51)	(2.63)	—	—

(1.51)	(2.63)	—	—

$19.26	$18.75	$17.00	$13.42

10.94%	27.96%	26.68%	28.18%

$122,682	$126,199	$62,754	$52,212
$126,473	$90,186	$58,455	$49,357

1.94%	1.92%	2.05%	2.17%
.94%	.92%	1.05%	1.17%
(1.32)%	(1.38)%	(1.56)%	(1.47)%

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	43

Financial Highlights

continued

Class L
Year Ended November 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.64

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.18

Total from investment operations	3.04

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$23.39

Total Return(d):	14.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,010
Average net assets (000)	$2,182
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.42%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.66)%

(a)	Inception date of Class L shares.
(b)	Calculations based on average shares outstanding during the year.
(c)	Less than $.005
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

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Class L
Year Ended November 30, 2006(b)	November 25, 2005(a) Through November 30, 2005(b)

$19.90	$20.36

(.17)	(.01)

2.42	(.45)

2.25	(.46)

— (c)	—
(1.51)	—

(1.51)	—

$20.64	$19.90

11.52%	(2.26)%

$2,639	$3,022
$2,833	$3,061

1.44%	1.42	%(e)
.94%	.92	%(e)
(.82)%	(3.36	)%(e)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	45

Financial Highlights

continued

Class M
Year Ended November 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.26

Income (loss) from investment operations:
Net investment loss	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.96

Total from investment operations	2.72

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$21.69

Total Return(d):	14.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,244
Average net assets (000)	$5,866
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(1.17)%

(a)	Inception date of Class M shares.
(b)	Calculations based on average shares outstanding during the year.
(c)	Less than $.005
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

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Class M
Year Ended November 30, 2006(b)	November 25, 2005(a) Through November 30, 2005(b)

$18.75	$19.19

(.26)	(.01)

2.28	(.43)

2.02	(.44)

— (c)	—
(1.51)	—

(1.51)	—

$19.26	$18.75

10.93%	(2.29)%

$6,423	$8,775
$7,866	$8,856

1.94%	1.92	%(e)
.94%	.92	%(e)
(1.32)%	(3.88	)%(e)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	47

Financial Highlights

continued

	Class X
	Year Ended November 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.38

Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.99

Total from investment operations	2.96

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$22.05

Total Return(d):	15.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,050
Average net assets (000)	$1,054
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.92	%(e)
Expenses, excluding distribution and service (12b-1) fees	.92	%(e)
Net investment loss	(.17)%

(a)	Inception date of Class X shares.
(b)	Calculations based on average shares outstanding during the year.
(c)	Less than $.005
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	12b-1 charge on Class X discontinued on 2/1/06.
(f)	Annualized.

See Notes to Financial Statements.

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Class X
Year Ended November 30, 2006(b)		November 25, 2005(a) Through November 30, 2005(b)

$18.75		$19.19

(.10)		(.01)
2.24		(.43)

2.14		(.44)

—	(c)	—
(1.51)		—

(1.51)		—

$19.38		$18.75

11.58%		(2.29)%

$1,165		$1,432
$1,271		$1,448

1.11	%(e)	1.92	%(f)
.94%		.92	%(f)
(.52	)%(e)	(3.87	)%(f)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	49

Financial Highlights

continued

Class Z
Year Ended November 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$21.23

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	3.28

Total from investment operations	3.24

Less Dividends and Distributions:
Dividends from net investment income	—
Dividends from net realized gains	(.29)

Total dividends and distributions	(.29)

Net asset value, end of year	$24.18

Total Return(c):	15.35%
Ratios/Supplemental Data:
Net assets, end of year (000)	$353,873
Average net assets (000)	$322,406
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.17)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than $.005
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2006(a)	2005(a)	2004	2003

$20.32	$18.06	$14.11	$10.90

(.07)	(.06)	(.07)	(.01)

2.49	4.95	4.02	3.22

2.42	4.89	3.95	3.21

— (b)	—	—	—
(1.51)	(2.63)	—	—

(1.51)	(2.63)	—	—

$21.23	$20.32	$18.06	$14.11

12.07%	29.26%	27.99%	29.45%

$297,938	$257,206	$29,046	$21,607
$279,795	$147,905	$19,846	$18,671

.94%	.92%	1.05%	1.17%
.94%	.92%	1.05%	1.17%
(.33)%	(.34)%	(.57)%	(.48)%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Health Sciences Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2003, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 28, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2007) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.0163 of short-term capital gains which is taxable as ordinary income and $0.2730 of long-term capital gains which is taxable as such for Class A, B, C, L, M, X and Z shares, respectively.

For the fiscal year ended November 30, 2007, the Fund designates 14.26% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 7.12% of ordinary income dividends paid in the fiscal year ended November 30, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends as qualified short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar 2007.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	53

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Health Sciences Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Trust are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 1999(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 1999(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1999(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2003(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President and Director since 1999(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	55

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

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(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	57

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Health Sciences Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Health Sciences Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper Retail and Institutional Health/Biotechnology Funds Performance Universe) was in the second quartile over the one-year period, and in the first quartile the three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, while the Fund’s total expenses ranked in the first quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI, and that certain aspects of such arrangements received greater scrutiny in some years than others. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/07
	One Year	Five Years	Since Inception
Class A	8.74%	20.91%	16.24%
Class B	9.27	21.28	16.15
Class C	13.22	21.36	16.15
Class L	8.22	N/A	8.51
Class M	8.22	N/A	9.38
Class X	9.38	N/A	10.28
Class Z	15.35	22.59	17.34

Average Annual Total Returns (Without Sales Charges) as of 11/30/07
	One Year	Five Years	Since Inception
Class A	15.07%	22.28%	17.03%
Class B	14.27	21.37	16.15
Class C	14.22	21.36	16.15
Class L	14.82	N/A	11.75
Class M	14.22	N/A	11.18
Class X	15.38	N/A	12.06
Class Z	15.35	22.59	17.34

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

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most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.22%; Class B, 1.92%; Class C, 1.92%; Class L, 1.42%; Class M, 1.92%; Class X, 0.92%; Class Z, 0.92%. Net operating expenses: Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class L, 1.42%; Class M, 1.92%; Class X, 0.92%; Class Z, 0.92%, after contractual reduction through 3/31/2008. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P SC Health Care Index and the S&P SC 1500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. The S&P SC 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but are subject to a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

MF188E3    IFS-A142908    Ed. 01/2008

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Utility Fund

FUND TYPE

Sector stock

OBJECTIVE

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Utility Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

Jennison Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund, a series of Jennison Sector Funds, Inc. is total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.80%; Class B, 1.50%; Class C, 1.50%; Class R, 1.25%; Class Z, 0.50%. Net operating expenses: Class A, 0.75%; Class B, 1.50%; Class C, 1.50%; Class R, 1.00%; Class Z, 0.50%, after contractual reduction through 3/31/2008 for Class A shares and 3/31/2009 for Class R shares. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

Cumulative Total Returns as of 11/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	22.21%	248.85%	244.51%	—
Class B	21.22	235.51	219.44	—
Class C	21.24	235.38	219.32	—
Class R	21.36	N/A	N/A	32.29% (8/22/06)
Class Z	22.51	252.74	252.93	—
S&P Utility TR Index[2]	20.42	174.86	126.82	**
S&P 500 Index[3]	7.72	73.26	81.86	***
Lipper Utility Funds Avg.[4]	20.58	165.12	158.68	****

Average Annual Total Returns[5] as of 12/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	14.21%	26.61%	11.82%	—
Class B	14.98	27.03	11.62	—
Class C	18.92	27.08	11.61	—
Class R	20.61	N/A	N/A	22.66% (8/22/06)
Class Z	21.24	28.34	12.72	—
S&P Utility TR Index[2]	19.38	21.50	7.77	**
S&P 500 Index[3]	5.49	12.82	5.91	***
Lipper Utility Funds Avg.[4]	19.53	21.05	9.33	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s Utility Total Return Index (S&P Utility TR Index) is an unmanaged market capitalization-weighted index representing three utility groups and, within three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and eight telephone companies.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/07 is 27.81% for Class R. S&P Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/07 is 20.44% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/07 is 16.25% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/07 is 11.38% for Class R.

****Lipper Utility Funds Average Closest Month-End to Inception cumulative total return as of 11/30/07 is 30.54% for Class R. Lipper Utility Funds Average Closest Month-End to Inception average annual total return as of 12/31/07 is 22.63% for Class R.

Investors can not invest directly in an index. The returns for the S&P Utility TR Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/07
NRG Energy, Inc., Independent Power Producers & Energy Traders	3.4%
Equitable Resources, Inc., Gas Utilities	3.3
Williams Cos., Inc., Oil, Gas & Consumable Fuels	3.2
PPL Corp., Electric Utilities	2.8
Questar Corp., Gas Utilities	2.7

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/07
Electric Utilities	20.7%
Oil, Gas & Consumable Fuels	16.3
Gas Utilities	11.5
Wireless Telecommunication Services	11.2
Diversified Telecommunication Services	9.5

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Utility Fund’s Class A shares returned 22.21% in the 12 months ended November 30, 2007, exceeding the 20.42% advance of the benchmark S&P Utility Index (the Utility Index) and the 20.58% return of the Lipper Utility Funds Average.

What was the market environment?

In the Fund’s fiscal year ended November 30, 2007, strong U.S. economic growth began to slow, but continued strength overseas, especially in emerging markets, helped to generate profits for many U.S. companies. However, increasing demand for commodities in emerging economies fueled higher prices for metals and agricultural products, while oil prices soared to record highs. At the same time, the U.S. dollar weakened against most major currencies. Inflation, while still largely contained, remained a risk to the economy at large. Corporate earnings growth began to slow in the third quarter of 2007, with S&P 500 companies earnings growth failing to break into the double digits for the first time in several years.

Consequently, negative earnings revisions became less uncommon, especially in the financial, retail, homebuilding, and energy sectors. Rising energy prices, higher mortgage payments, and reduced home equity combined to result in a slowdown in consumer spending. Employment, however, remained healthy. Problems in the subprime mortgage market (wherein home loans are made to borrowers with relatively poor credit histories or limited income), evident early in the year, grew more widespread. The ensuing credit crunch led to heightened market volatility. Many major financial institutions with balance sheets exposed, directly or indirectly, to the subprime mortgage sector experienced severe losses. With looming fears of a significant weakening in economic growth, the Fed lowered its key interest rate, the Fed funds rate, for the first time since June 2003.

Among utility companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

Companies in the electric utilities industry followed by the gas utilities, oil, gas and consumable fuels, and diversified telecommunication services industries drove performance. The electric utilities industry outperformed, as strong stock selection in this area was rewarded relative to the benchmark Utility Index. We are increasingly concerned about power generation shortages in the not-so-distant future. Demand for power continues to grow due to increased electronics usage in developed markets (such as the U.S. and Western Europe), in addition to increased economic development in developing markets (such as China, Eastern Europe, and Latin America) while supply struggles to keep up with demand. It is likely that power prices will continue to increase at a faster pace.

Jennison Sector Funds, Inc./Jennison Utility Fund	5

Strategy and Performance Overview (continued)

We were also rewarded for our holdings in the telecommunication services sector, where we are focused on companies that we believe can generate high and fairly consistent cash flow. Our two main areas of focus are the wireless and broadband industries, in which we believe growth is possible. We favor companies that can self-finance their infrastructure growth in order to support additional subscribers in these areas. The oil and gas exploration and production (E&P) industry was the worst performing industry for the year and had a negative impact on the relative return of the energy sector.

Which holdings made the largest positive contributions to the Fund’s return?

NRG Energy and PPL Corp. were two utilities holdings that did well during the period. PPL Corp. recently completed the sale of its operations in Latin America, which began earlier this year and will represent a significant gain in 2007. At the end of October, the energy provider reported a steep increase in third-quarter profit, thanks to higher margins in its wholesale merchant power business, including benefits from a lower tax rate due to expansion of their UK presence. Management also updated its 2010 earnings outlook by raising its earnings-per-share (EPS) forecasts. Both of these companies also appear in the “Largest Holdings” section of this report.

America Movil provides wireless communication services in Latin America. During the year, the company acquired Jamaican cellular phone operator Oceanic Digital Jamaica and Telecomunicaciones de Puerto Rico. These acquisitions helped to expand the company’s subscriber base and were positive catalysts for share appreciation. We believe that the company will continue to effectively implement its growth strategy in 2008.

Also among the top five contributors to performance were holdings in Fluor Corp. and First Solar. Fluor is an engineering, procurement, construction and maintenance holding company. Its shares received a boost from the August announcement of second quarter financial results in which earnings increased by 43% on sales growth across almost every one of its business segments. The company was later awarded a new nuclear reactor contract, further validating its reputation as a leader in the industry and landing additional large contracts. We are confident in the fundamentals of Fluor’s operations and encouraged by their strong backlog of contracts.

First Solar is an industrial company that designs and manufactures solar-power modules using a proprietary thin-film semiconductor technology that does not use silicon. Its thin-film technology and highly automated manufacturing process has allowed the company to establish itself as the lowest cost solar module manufacturer in the world. First Solar’s share price jumped earlier in the year when the company

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announced plans to undertake a new plant expansion in 2008, supported by long-term contracts it recently signed that will generate about $1.28 billion in sales. More recently, company management issued fiscal year 2008 guidance above Wall Street expectations and announced that it will target the United States market in 2008, which pushed the stock price even higher.

Which holdings detracted most from the Fund’s return?

The top detractor from performance came from the energy sector. Trident Resources, a Canadian coalbed methane producer, was the most significant. Trident Resources is a privately held company with no publicly traded securities. We believed it had outstanding reserve potential as well as an advantageous position to benefit from a combination of production growth and favorable natural gas prices as well as an initial public offering (IPO). In February, we revalued the security downward, due to changes in company fundamentals and financials. We still believe there is value in the company, though plans for an IPO are less imminent than previously believed.

Shares of print and online media publisher GateHouse Media came under pressure after reporting second-quarter financial results that were significantly below expectations. In June, the company sold its stake in West Virginia-based Herald-Dispatch. In October, GateHouse announced its intention to acquire several publications from Morris Publishing. These transactions support the company’s focus on good strategic and geographic investment opportunities in the local media sector. Also, these deals highlight GateHouse’s move toward strong business operations in small markets near existing GateHouse properties. We purchased shares of GateHouse in July and have opportunistically added to our position at prices we believe to be undervalued. Although the company is feeling the industry-wide effects of sluggish ad sales recently, management remains determined to sustain dividends.

NII Holdings is a digital wireless communications provider focused on business customers located in Latin America, primarily Mexico and Brazil. The company is one of the only post-paid wireless providers in these rapidly growing emerging markets and benefits from its premium product positioning in serving many business customers. Though the company released solid third-quarter results with strong subscriber growth in Brazil, its stock dropped when growth in Mexico was slightly short of expectations. The company cited increased competition and hurricanes in Mexico as the reasons for the lower-than-expected subscriber growth. The financial community was concerned about the intensity of competition in Mexico and uncertainty over how long the stronger pricing competition would last. We believe these setbacks in subscriber growth will be relatively short-term in nature and remain very positive on NII Holdings over the longer run.

Jennison Sector Funds, Inc./Jennison Utility Fund	7

Strategy and Performance Overview (continued)

American Financial Realty Trust is a real estate investment trust (REIT) that acquires properties from and leases properties to regulated financial institutions. It did not perform well during the period. However, American Financial Realty announced that it had accepted a bid from Gramercy Capital for a possible merger.

RWE AG, the management holding company of RWE Group, is an integrated electricity and gas company that operates in Germany, the United Kingdom, and Central Eastern Europe. Its stock price came under pressure in early 2007 due to the impact of changes to carbon emissions legislation. In addition, the company decided to postpone the IPO of its U.S. water business due to unfavorable conditions in the U.S. capital markets.

Were there significant changes to the Fund’s portfolio?

As a result of our approach to portfolio construction based on extensive fundamental research, we took profits in some stocks during the reporting period and redeployed the proceeds to either add to existing positions or to purchase new positions.

An example of successful stock selection was our position in Edison International, a California-based electric power generator and distributor and also an investor in infrastructure and renewable energy products. During the period it was held in the Fund, Edison appreciated 21.9% and made a significant contribution to performance. We began to trim our position and take profits in June. We exited the position in August.

Another successful purchase was the satellite radio service company XM Satellite Radio Holdings, which posted a return of 38.1% from the time we initiated a position in June through the end of the Fund’s fiscal year. The stock price benefited from stronger-than-expected financial results from the company’s retail subscriber base and speculation that another bid may compete with the proposed merger with SIRIUS Satellite Radio.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/07.

3.4%	NRG Energy, Inc./Independent Power Producers & Energy Traders

NRG Energy is a wholesale power generation company. With global warming concerns improving the outlook for nuclear units because they produce fewer emissions of carbon dioxide and other greenhouse gases, the government has initiated policies to help capable companies finance new plants. The company recently filed an application to build a U.S. nuclear reactor to respond to an expected increase in nuclear plant demand. In our view, NRG is well valued and should benefit as demand growth catches up to supply.

3.3%	Equitable Resources, Inc./Gas Utilities

Equitable Resources is an integrated energy company with an emphasis on Appalachian-area natural gas, a region characterized by attractive gas pricing, unexploited low risk resource potential and long-lived reserves. The company balance sheet is in good condition and, combined with their territory advantages in Appalachia, we think they are well positioned for future growth.

3.2%	Williams Cos., Inc./Oil, Gas & Consumable Fuels

Tulsa-based Williams Companies is a natural gas company that primarily finds, produces, gathers, processes, and transports natural gas. Shares of Williams rose as the commodity price outlook for the company’s midstream processing business continued to strengthen. Also, investors favored companies like Williams that offer visible growth potential. In addition, the company filed for an initial public offering (IPO) of its subsidiary, Williams Pipeline Inc.

2.8%	PPL Corp./Electric Utilities

Pennsylvania-based PPL Corp. supplies electricity to customers primarily in the United States. We believe PPL has room for continued growth and remain confident in the fundamentals of this company.

2.7%	Questar Corp./Gas Utilities

Questar is a natural gas-focused energy company with four major lines of business: gas and oil exploration and production, midstream field services, interstate gas transportation, and retail gas distribution. In our view, the company’s production rates are strong and financials are attractive with low finding and development costs. Questar has also had success with coalbed methane finds and is furthering that effort.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2007, at the beginning of the period, and held through the six-month period ended November 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility Fund		Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,040.00	0.77%	$3.94
	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

Class B	Actual	$1,000.00	$1,035.60	1.52%	$7.76
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class C	Actual	$1,000.00	$1,036.20	1.52%	$7.76
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class R	Actual	$1,000.00	$1,038.40	1.02%	$5.21
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16

Class Z	Actual	$1,000.00	$1,041.30	0.52%	$2.66
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.5%
COMMON STOCKS 95.3%

Commercial Services & Supplies 0.5%
1,200,000	EnergySolutions, Inc.(a)(b)	$28,584,000

Construction & Engineering 4.7%
198,300	Acciona SA (Spain)	67,303,928
670,600	Fluor Corp.(b)	98,692,202
629,600	Foster Wheeler Ltd.(a)(b)	93,810,400

		259,806,530

Diversified Telecommunication Services 9.5%
2,950,000	Alaska Communications Systems Group, Inc.(b)	44,250,000
4,721,899	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(b)	94,107,448
1,667,700	Consolidated Communications Holdings, Inc.(b)	26,816,616
2,453,200	Elisa Oyj (Class A) (Finland)	76,623,246
1,734,200	Hellenic Tellecommunications Organizaiton SA (Greece)	62,715,857
3,430,600	Koninklijke (Royal) KPN NV (Netherlands)	63,036,114
1,706,000	Maxcom Telecomunicacione SA De C.V., ADR (Mexico)(a)	27,739,560
690,500	Neuf Cegetel (France)	36,012,471
650,000	Neuf Cegetel 144A (France)(e)	33,900,227
2,685,500	Time Warner Telecom, Inc. (Class A)(a)(b)	60,235,765

		525,437,304

Electric Utilities 20.7%
1,764,700	Allegheny Energy, Inc.	107,205,525
1,151,000	CEZ AS (Czech Republic)	85,018,996
2,026,200	Cleco Corp.(b)	56,612,028
511,600	E.On AG (Germany)	104,146,207
8,249,800	Enel Spa (Italy)	98,845,530
1,163,400	Entergy Corp.	139,072,836
1,465,900	Exelon Corp.	118,840,513
1,450,300	FirstEnergy Corp.	99,432,568
1,040,000	Fortum Oyj (Finland)	44,700,753
5,066,036	Iberdrola SA (Spain)	83,526,042
3,003,700	PPL Corp.	153,068,552
1,684,995	Scottish & Southern Energy PLC (United Kingdom)	55,081,045

		1,145,550,595

Gas Utilities 11.5%
3,610,000	Enagas SA (Spain)	108,688,172
1,624,700	Energen Corp.	103,558,378

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2007 continued

Shares	Description	Value (Note 1)

3,402,000	Equitable Resources, Inc.(b)	$179,829,720
1,833,600	ONEOK, Inc.	85,262,400
2,829,800	Questar Corp.(b)	151,252,810
190,700	Southern Union Co.	5,692,395

		634,283,875

Independent Power Producers & Energy Traders 6.8%
3,614,200	AES Corp. (The)(a)	78,970,270
2,700,000	Dynegy Inc.(a)	20,547,000
4,376,200	NRG Energy, Inc.(a)(b)	185,507,118
650,000	Ormat Technologies, Inc.(b)	32,825,000
1,731,100	TransAlta Corp. (Canada)	54,688,183

		372,537,571

Marine 0.2%
9,127,300	DP World Ltd. 144A(a)	11,956,763

Media 2.7%
1,266,400	EchoStar Communications Corp. (Class A)(a)	54,581,840
2,858,000	GateHouse Media, Inc.(b)	23,435,600
4,517,900	XM Satellite Radio Holdings, Inc.(a)(b)	70,479,240

		148,496,680

Multi-Utilities 6.9%
2,980,300	Centerpoint Energy, Inc.(b)	53,198,355
1,413,400	Dominion Resources, Inc.	66,754,882
1,147,500	PG&E Corp.(b)	53,094,825
643,400	Public Service Enterprise Group, Inc.	61,599,116
2,348,100	Sempra Energy	147,038,022

		381,685,200

Oil, Gas & Consumable Fuels 16.1%
576,700	Alliance Holdings GP LP	12,975,750
850,000	Capital Product Partners LP(b)	21,012,000
755,700	Cheniere Energy, Inc.(a)(b)	26,298,360
1,461,500	CNX Gas Corp.(a)(b)	45,014,200
404,200	CNX Gas Corp. 144A(a)(b)(e)	12,449,360
886,600	Copano Energy LLC(b)	34,577,400
	Copano Energy LLC, Private Placement
988,353	(cost $31,399,975; purchased 6/30/06-11/2/06)(b)(e)(f)	31,607,529
1,596,300	Crosstex Energy, Inc.(b)	57,307,170
2,415,100	Energy Transfer Equity LP(b)	83,345,101

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

1,151,900	Enterprise GP Holdings LP(b)	$40,569,918
500,000	Enterprise Products Partners LP(b)	15,630,000
	Linn Energy LLC, Private Placement
392,114	(cost $10,000,019; purchased 12/14/06)(e)(f)	10,321,538
	Linn Energy LLC - Private Placement 2
1,263,921	(cost $39,500,015; purchased 6/29/07)(e)(f)	32,523,064
3,749,970	OPTI Canada, Inc. (Canada)(a)	66,752,804
684,300	Regency Energy Partners LP(b)	21,110,655
4,663,000	Rentech Inc.(a)(b)	9,699,040
180,800	Semgroup Energy Partners LP(b)	4,836,400
2,077,100	Spectra Energy Corp.	51,179,744
	Trident Resources Corp., Private Placement (Canada)
2,345,594	(cost $34,626,921; purchased 12/4/03-3/9/06)(a)(e)(f)	23,457,113
5,044,700	Williams Cos., Inc.	175,101,537
2,776,949	Williams Partners LP	114,215,912

		889,984,595

Real Estate Investment Trust (REIT) 1.4%
6,475,200	American Financial Realty Trust(b)	52,254,864
624,800	Digital Realty Trust, Inc.(b)	23,842,368

		76,097,232

Semiconductors & Semiconductor Equipment 1.0%
695,100	MEMC Electronic Materials, Inc.(a)(b)	53,925,858

Trading Companies & Distributors 0.9%
1,789,100	Aircastle Ltd.	47,268,022
195,300	Babcock & Brown Air Ltd. ADR (Ireland)(a)(b)	3,847,410

		51,115,432

Transportation Infrastructure 1.0%
430,000	Aegean Marine Petroleum Network, Inc.	17,200,000
119,600	Hamburger Hafen Und Logistik AG 144A (Germany)(a)	10,463,141
649,200	Macquarie Infrastructure Co.	26,162,760

		53,825,901

Water Utilities 0.2%
290,000	Consolidated Water Co., Inc.(b)	8,839,200

Wireless Telecommunication Services 11.2%
1,915,200	American Tower Corp. (Class A)(a)	87,218,208
960,200	Bouygues SA (France)	85,997,285
2,071,200	Crown Castle International Corp.(a)(b)	86,886,840

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2007 continued

Shares	Description	Value (Note 1)

2,119,700	Hutchison Telecommunications International Ltd., ADR (Hong Kong)(b)	$45,276,792
1,469,300	MetroPCS Wireless, Inc.(a)	25,125,030
509,896	Millicom International Cellular SA(a)(b)	60,820,395
2,363,300	NII Holdings, Inc.(a)(b)	130,359,628
2,341,600	Rogers Communications, Inc. (Canada)	97,321,762

		619,005,940

	Total common stocks (cost $3,608,761,382)	5,261,132,676

Principal Amount (000)
CORPORATE BOND 0.2%

Oil, Gas & Consumable Fuels
	Trident Resources Corp., (Canada) Sub. Unsec. Note,
	12.28%, due 8/12/12, Private Placement
9,288	(cost $8,829,689; purchased 8/20/07)(e)(f)	9,288,021

Shares
PREFERRED STOCK

Oil, Gas & Consumable Fuels
	Trident Resources Corp., (Canada) Series B, Private Replacement,
	7.00%, expiring 3/10/13 @ $12.50
160,000	(cost $10,000,000; purchased 7/7/06)(a)(e)(f)	2,000,000

Units
WARRANTS

Oil, Gas & Consumable Fuels
	Rentech, Inc., expiring 4/20/12, Private Placement
732,600	(cost $0; purchased 4/23/07)(a)(e)(f)	289,340
	Trident Resources Corp., expiring 1/01/15, Private Placement (Canada)
891,460	(cost $0; purchased 8/20/07)(a)(e)(f)	89

		289,429

	Total long-term investments (cost $3,627,591,071)	5,272,710,126

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 16.2%

Affiliated Money Market Mutual Fund 16.2%
	Dryden Core Investment Fund - Taxable Money Market Series
894,385,093	(cost $894,385,093; includes $755,648,808 of cash collateral received for securities on loan) (Note 3)(c)(g)	$894,385,093

Contracts
OUTSTANDING OPTIONS PURCHASED(a)

Put Options

Construction & Engineering
1,500	Fluor Corp., expiring 1/19/08 @ $155(a)	1,920,000
1,000	Foster Wheeler Corp., expiring 1/19/08 @ $145(a)	850,000

	Total options purchased (cost $2,615,740)	2,770,000

	Total short-term investments (cost $897,000,833)	897,155,093

	Total Investments, Before Outstanding Options Written 111.7% (cost $4,524,591,904)	6,169,865,219

OUTSTANDING OPTIONS WRITTEN(a)

Call Options

Construction & Engineering
2,000	Fluor Corp., expiring 1/19/08 @ $185	(90,000)
1,000	Foster Wheeler Corp., expiring 1/19/08 @ $170	(463,000)

	Total options written (premiums received $2,050,208)	(553,000)

	Total Investments, Net of Outstanding Options Written(d) 111.7% (cost $4,522,541,696; Note 5)	6,169,312,219
	Liabilities in excess of other assets (11.7%)	(646,682,578)

	Net Assets 100.0%	$5,522,629,641

ADR—American Depositary Receipt

144A— Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified Institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2007 continued

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $732,527,691; cash collateral of $755,648,808 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	As of November 30, 2007, eight securities representing $144,064,094 and 2.6% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates security is restricted as to resale. The aggregate cost of such securities is $134,356,619. The aggregate market value of $109,486,694 is approximately 2.0% of net assets.
(g)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other users shown as a percentage of net assets as of November 30, 2007 were as follows:

Electric Utilities	20.7%
Oil, Gas & Consumable Fuels	16.3
Affiliated Money Market Mutual Fund (including 13.7% received for securities on loan)	16.2
Gas Utilities	11.5
Wireless Telecommunication Services	11.2
Diversified Telecommunication Services	9.5
Multi-Utilities	6.9
Independent Power Producers & Energy Traders	6.8
Construction & Engineering	4.7
Media	2.7
Real Estate Investment Trust (REIT)	1.4
Semiconductors & Semiconductor Equipment	1.0
Transportation Infrastructure	1.0
Trading Companies & Distributors	0.9
Commercial Services & Supplies	0.5
Marine	0.2
Water Utilities	0.2

111.7
Liabilities in excess of other assets	(11.7)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Financial Statements

NOVEMBER 30, 2007	ANNUAL REPORT

Jennison Sector Funds, Inc./ Jennison Utility Fund

Statement of Assets and Liabilities

as of November 30, 2007

Assets
Investments at value, including securities on loan of $732,527,691:
Unaffiliated investments (cost $3,630,206,811)	$5,275,480,126
Affiliated investments (cost $894,385,093)	894,385,093
Cash	661,506
Foreign currency, at value (cost $529,188)	564,792
Receivable for investments sold	113,599,362
Dividends and interest receivable	7,323,222
Receivable for Fund shares sold	3,933,829
Foreign tax reclaim receivable	2,213,947
Prepaid expenses	75,758

Total assets	6,298,237,635

Liabilities
Payable to broker for collateral for securities on loan	755,648,808
Payable for investments purchased	10,372,825
Payable for Fund shares reacquired	4,605,511
Management fee payable	1,744,843
Distribution fee payable	1,453,889
Accrued expenses	835,411
Outstanding options written (premiums received $2,050,208)	553,000
Transfer agent fee payable	369,140
Deferred directors’ fees	24,567

Total liabilities	775,607,994

Net Assets	$5,522,629,641

Net assets were comprised of:
Common stock, at par	$3,280,830
Paid-in capital in excess of par	3,002,121,681

3,005,402,511
Undistributed net investment income	17,096,841
Accumulated net realized gain on investment and foreign currency transactions	853,054,971
Net unrealized appreciation on investments and foreign currencies	1,647,075,318

Net assets, November 30, 2007	$5,522,629,641

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($4,754,306,767 ÷ 282,361,873 shares of common stock issued and outstanding)	$16.84
Maximum sales charge (5.50% of offering price)	.98

Maximum offering price to public	$17.82

Class B
Net asset value, offering price and redemption price per share
($362,515,935 ÷ 21,584,250 shares of common stock issued and outstanding)	$16.80

Class C
Net asset value, offering price and redemption price per share
($227,629,668 ÷ 13,563,153 shares of common stock issued and outstanding)	$16.78

Class R
Net asset value, offering price and redemption price per share
($2,655,062 ÷ 157,801) shares of common stock issued and outstanding)	$16.83

Class Z
Net asset value, offering price and redemption price per share
($175,522,209 ÷ 10,415,935) shares of common stock issued and outstanding)	$16.85

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	21

Statement of Operations

Year Ended November 30, 2007

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $5,520,642)	$134,284,478
Affiliated dividend income	4,401,051
Affiliated income from securities loaned, net	3,296,977
Interest	360,733

Total income	142,343,239

Expenses
Management fee	20,073,206
Distribution fee—Class A	11,102,167
Distribution fee—Class B	3,509,385
Distribution fee—Class C	1,954,343
Distribution fee—Class R	5,607
Transfer agent’s fee and expenses (including affiliated expense of $2,417,000)	4,052,000
Custodian’s fees and expenses	866,000
Reports to shareholders	265,000
Directors’ fees	113,000
Registration fees	103,000
Insurance	89,000
Interest expense	56,000
Legal fees and expenses	56,000
Audit fee	20,000
Miscellaneous	72,083

Total expenses	42,336,791

Net investment income	100,006,448

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	853,076,741
Foreign currency transactions	(1,109,403)
Options written	1,744,379

853,711,717

Net change in unrealized appreciation on:
Investments	64,430,509
Foreign currencies	145,725
Options written	1,497,208

66,073,442

Net gain on investment and foreign currency transactions	919,785,159

Net Increase In Net Assets Resulting From Operations	$1,019,791,607

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
Increase In Net Assets
Operations
Net investment income	$100,006,448	$104,061,012
Net realized gain on investment and foreign currency transactions	853,711,717	894,167,658
Net change in unrealized appreciation on investments and foreign currencies	66,073,442	73,589,342

Net increase in net assets resulting from operations	1,019,791,607	1,071,818,012

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(89,266,732)	(92,929,237)
Class B	(4,516,133)	(5,437,229)
Class C	(2,623,591)	(2,049,351)
Class R	(23,688)	(18)
Class Z	(3,365,587)	(2,675,248)

	(99,795,731)	(103,091,083)

Distributions from net realized gains
Class A	(775,877,238)	(220,772,650)
Class B	(62,657,148)	(19,356,433)
Class C	(31,693,428)	(5,768,052)
Class R	(3,189)	—
Class Z	(24,961,532)	(5,109,100)

	(895,192,535)	(251,006,235)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	512,410,843	505,703,871
Net asset value of shares issued in reinvestment of dividends and distributions	903,394,516	321,741,071
Cost of shares reacquired	(694,030,612)	(573,897,220)

Net increase in net assets from fund share transactions	721,774,747	253,547,722

Total increase	746,578,088	971,268,416

Net Assets
Beginning of year	4,776,051,553	3,804,783,137

End of year (a)	$5,522,629,641	$4,776,051,553

(a) Includes undistributed net investment income of:	$17,096,841	$18,113,118

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of three portfolios: Jennison Financial Services Fund, Jennison Health Sciences Fund and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean

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between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similiar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of November 30, 2007, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Jennison Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s

26	Visit our website at www.jennisondryden.com

principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally

Jennison Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

continued

accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

28	Visit our website at www.jennisondryden.com

provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .39 of 1% for the year ended November 30, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended November 30, 2007, PIMS contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2008 and .50 of 1% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received approximately $4,390,900 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2007, it received approximately $3,400, $294,800 and $55,600 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Jennison Sector Funds, Inc./Jennison Utility Fund	29

Notes to Financial Statements

continued

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2007, the Fund incurred approximately $1,145,000 in total networking fees, of which $333,300 was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2007, Prudential Equity Group, LLC, an indirect, wholly owned subsidiary of Prudential, and Wachovia earned approximately $24,700 and $55,900, respectively, in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2007, PIM has been compensated approximately $1,413,000 for these services.

30	Visit our website at www.jennisondryden.com

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2007, were $2,455,988,344 and $2,667,850,172, respectively.

Transactions in options written during the year ended November 30, 2007, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2006	—	$—
Options written	11,043	4,017,638
Options closed	(4,500)	(908,986)
Options expired	(3,543)	(1,058,444)

Options outstanding at November 30, 2007	3,000	$2,050,208

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2007, the adjustments were to increase accumulated net realized gain on investment and foreign currency transactions by $1,071,522, decrease undistributed net investment income by $1,226,994 and increase paid-in-capital in excess of par by $155,472. These differences are due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other tax adjustments. Net investment income, net realized gain and net assets were not affected by this change.

Jennison Sector Funds, Inc./Jennison Utility Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$4,508,894,468	$1,758,134,182	$(97,163,431)	$1,660,970,751	$1,802,001	$1,662,772,752

The difference between book basis and tax basis is primarily attributable to wash sales and the tax treatment of partnership distributions. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributed to appreciation (depreciation) of foreign currency and to the mark-to-market of written options, receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, were $201,606,595 of ordinary income and $793,381,671 of long-term capital gains for the year ended November 30, 2007. For the year ended November 30, 2006, the Fund paid $108,190,001 of ordinary income and $245,907,317 of long-term capital gains.

As of November 30, 2007, the accumulated undistributed earnings on a tax basis consisted of $124,768,588 of ordinary income and $729,710,355 of long-term capital gains. This amount differs from undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions on the Statement of Assets and Liabilities primarily due to timing differences.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to

32	Visit our website at www.jennisondryden.com

purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock, 25 million shares of Class R common stock and 25 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2007:
Shares sold	20,211,283	$314,454,897
Shares issued in reinvestment of dividends and distributions	56,181,063	795,534,834
Shares reacquired	(36,205,997)	(563,746,466)

Net increase (decrease) in shares outstanding before conversion	40,186,349	546,243,265
Shares issued upon conversion from Class B	3,110,425	48,683,204

Net increase (decrease) in shares outstanding	43,296,774	$594,926,469

Year ended November 30, 2006:
Shares sold	19,788,816	$308,331,258
Shares issued in reinvestment of dividends and distributions	19,480,399	287,206,200
Shares reacquired	(30,869,136)	(476,429,599)

Net increase (decrease) in shares outstanding before conversion	8,400,079	119,107,859
Shares issued upon conversion from Class B	3,804,235	57,585,146

Net increase (decrease) in shares outstanding	12,204,314	$176,693,005

Class B
Year ended November 30, 2007:
Shares sold	3,665,402	$56,769,530
Shares issued in reinvestment of dividends and distributions	4,290,133	60,539,973
Shares reacquired	(2,934,163)	(45,655,397)

Net increase (decrease) in shares outstanding before conversion	5,021,372	71,654,106
Shares reacquired upon conversion into Class A	(3,118,337)	(48,683,204)

Net increase (decrease) in shares outstanding	1,903,035	$22,970,902

Year ended November 30, 2006:
Shares sold	3,768,727	$58,536,442
Shares issued in reinvestment of dividends and distributions	1,532,857	22,514,418
Shares reacquired	(2,861,445)	(44,008,091)

Net increase (decrease) in shares outstanding before conversion	2,440,139	37,042,769
Shares reacquired upon conversion into Class A	(3,812,843)	(57,585,146)

Net increase (decrease) in shares outstanding	(1,372,704)	$(20,542,377)

Jennison Sector Funds, Inc./Jennison Utility Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2007:
Shares sold	5,051,798	$78,207,672
Shares issued in reinvestment of dividends and distributions	1,612,882	22,777,674
Shares reacquired	(2,690,807)	(41,531,403)

Net increase (decrease) in shares outstanding	3,973,873	$59,453,943

Year ended November 30, 2006:
Shares sold	4,975,439	$77,491,397
Shares issued in reinvestment of dividends and distributions	367,763	5,413,291
Shares reacquired	(1,584,155)	(24,392,525)

Net increase (decrease) in shares outstanding	3,759,047	$58,512,163

Class R
Year ended November 30, 2007:
Shares sold	206,469	$3,228,504
Shares issued in reinvestment of dividends and distributions	1,667	26,327
Shares reacquired	(50,742)	(795,091)

Net increase (decrease) in shares outstanding	157,394	$2,459,740

August 22, 2006* through November 30, 2006:
Shares sold	407	$6,487
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	407	$6,487

Class Z
Year ended November 30, 2007:
Shares sold	3,815,461	$59,750,240
Shares issued in reinvestment of dividends and distributions	1,728,329	24,515,708
Shares reacquired	(2,755,013)	(42,302,255)

Net increase (decrease) in shares outstanding	2,788,777	$41,963,693

Year ended November 30, 2006:
Shares sold	3,945,563	$61,338,287
Shares issued in reinvestment of dividends	446,405	6,607,162
Shares reacquired	(1,894,441)	(29,067,005)

Net increase (decrease) in shares outstanding	2,497,527	$38,878,444

*	Inception date.

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Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjusted at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and ongoing analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Sector Funds, Inc./Jennison Utility Fund	35

Financial Highlights

Class A
Year Ended November 30, 2007
Per Share Operating Performance(a) :
Net Asset Value, Beginning Of Year	$17.31

Income from investment operations:
Net investment income	.32
Net realized and unrealized gain on investment and foreign currency transactions	2.77

Total from investment operations	3.09

Less Dividends and Distributions:
Dividends from net investment income	(.32)
Distributions from net realized gains	(3.24)

Total dividends and distributions	(3.56)

Net asset value, end of year	$16.84

Total Return(b):	22.21%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$4,754
Average net assets (000,000)	$4,441
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.02%
Portfolio turnover rate	50%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2006	2005	2004	2003

$14.70	$11.47	$8.55	$7.02

.39	.23	.18	.17
3.58	3.21	2.91	1.52

3.97	3.44	3.09	1.69

(.39)	(.21)	(.17)	(.16)
(.97)	—	—	—

(1.36)	(.21)	(.17)	(.16)

$17.31	$14.70	$11.47	$8.55

28.86%	30.20%	36.63%	24.51%

$4,138	$3,335	$2,666	$2,150
$3,686	$2,997	$2,343	$1,989

.77%	.80%	.84%	.91%
.52%	.55%	.59%	.66%
2.54%	1.79%	1.83%	2.27%
56%	40%	30%	35%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	37

Financial Highlights

continued

Class B
Year Ended November 30, 2007
Per Share Operating Performance(a) :
Net Asset Value, Beginning Of Year	$17.28

Income from investment operations:
Net investment income	.20
Net realized and unrealized gain on investment and foreign currency transactions	2.77

Total from investment operations	2.97

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(3.24)

Total dividends and distributions	(3.45)

Net asset value, end of year	$16.80

Total Return(b):	21.22%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$363
Average net assets (000,000)	$351
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.26%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2006	2005	2004	2003

$14.67	$11.45	$8.54	$7.02

.27	.14	.10	.11
3.59	3.19	2.91	1.52

3.86	3.33	3.01	1.63

(.28)	(.11)	(.10)	(.11)
(.97)	—	—	—

(1.25)	(.11)	(.10)	(.11)

$17.28	$14.67	$11.45	$8.54

27.95%	29.20%	35.56%	23.50%

$340	$309	$308	$286
$310	$307	$288	$279

1.52%	1.55%	1.59%	1.66%
.52%	.55%	.59%	.66%
1.78%	1.05%	1.08%	1.52%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	39

Financial Highlights

continued

Class C
Year Ended November 30, 2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.27

Income from investment operations:
Net investment income	.20
Net realized and unrealized gain on investment and foreign currency transactions	2.76

Total from investment operations	2.96

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(3.24)

Total dividends and distributions	(3.45)

Net asset value, end of year	$16.78

Total Return(b):	21.24%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$228
Average net assets (000,000)	$195
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.28%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2006	2005	2004	2003

$14.67	$11.45	$8.54	$7.02

.28	.14	.10	.11
3.57	3.19	2.91	1.52

3.85	3.33	3.01	1.63

(.28)	(.11)	(.10)	(.11)
(.97)	—	—	—

(1.25)	(.11)	(.10)	(.11)

$17.27	$14.67	$11.45	$8.54

27.88%	29.20%	35.56%	23.50%

$166	$86	$38	$33
$116	$57	$33	$32

1.52%	1.55%	1.59%	1.66%
.52%	.55%	.59%	.66%
1.80%	1.07%	1.08%	1.53%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	41

Financial Highlights

continued

	Class R
	Year Ended November 30, 2007	August 22, 2006(a) through November 30, 2006
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$17.38	$16.06

Income from investment operations:
Net investment income	.26	.09
Net realized and unrealized gain on investment and foreign currency transactions	2.73	1.35

Total from investment operations	2.99	1.44

Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.12)
Distributions from net realized gains	(3.24)	—

Total dividends and distributions	(3.54)	(.12)

Net asset value, end of period	$16.83	$17.38

Total Return(c):	21.36%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,655	$7
Average net assets (000)	$1,121	$1
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.00%	1.02	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.52	%(e)
Net investment income	1.59%	1.84	%(e)

(a)	Inception date.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Through March 31, 2009, distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended November 30, 2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.32

Income from investment operations:
Net investment income	.36
Net realized and unrealized gain on investment and foreign currency transactions	2.77

Total from investment operations	3.13

Less Dividends and Distributions:
Dividends from net investment income	(.36)
Distributions from net realized gains	(3.24)

Total dividends and distributions	(3.60)

Net asset value, end of year	$16.85

Total Return(b):	22.51%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$176
Average net assets (000,000)	$150
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.27%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2006	2005	2004	2003

$14.71	$11.48	$8.56	$7.03

.43	.27	.20	.19
3.58	3.20	2.92	1.52

4.01	3.47	3.12	1.71

(.43)	(.24)	(.20)	(.18)
(.97)	—	—	—

(1.40)	(.24)	(.20)	(.18)

$17.32	$14.71	$11.48	$8.56

29.17%	30.50%	36.92%	24.76%

$132	$75	$34	$42
$98	$51	$29	$41

.52%	.55%	.59%	.66%
.52%	.55%	.59%	.66%
2.80%	2.06%	2.03%	2.53%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Utility Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Utility Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2003, were audited by another independent registered public accounting firm, whose report dated January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 29, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended November 30, 2007, dividends paid from net investment income totaling $0.32 per Class A share, $0.21 per Class B and Class C share, $0.30 per Class R share and $0.36 per Class Z share and $0.37 per share of short-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $2.87 per share of long-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as such.

Further, we wish to advise you that 28.52% of the ordinary income dividend paid in the fiscal year ended November 30, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund designates 62.65% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 72.72% of the ordinary income dividends as qualified short-term gain (QSTG) under the American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2007.

Jennison Sector Funds, Inc./Jennison Utility Fund	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison Sector Funds, Inc.—Jennison Utility Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 1996(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1993(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

48	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Trustee since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary

Jennison Sector Funds, Inc./Jennison Utility Fund	49

(since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The

50	Visit our website at www.jennisondryden.com

High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Utility Fund	51

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Sector Funds, Inc. oversees the management of Jennison Utility Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Utility Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Utility Funds Performance Universe) was in the second quartile over the one-year period, and in the first quartile over the three-, five-, and ten-year periods. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that,

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in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. As part of its review of the Fund’s management fee, the Board considered that the management fee arrangements for the Fund represented the result of several years of review and discussion between the Board and PI, and that certain aspects of such arrangements received greater scrutiny in some years than others. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

Jennison Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	15.49%	26.94%	12.53%	—
Class B	16.37	27.32	12.32	—
Class C	20.27	27.38	12.31	—
Class R	21.36	N/A	N/A	24.52% (8/22/06)
Class Z	22.51	28.67	13.44	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	22.21%	28.39%	13.17%	—
Class B	21.22	27.39	12.32	—
Class C	21.24	27.38	12.31	—
Class R	21.36	N/A	N/A	24.52% (8/22/06)
Class Z	22.51	28.67	13.44	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.80%; Class B, 1.50%; Class C, 1.50%; Class R, 1.25%; Class Z, 0.50%. Net operating expenses: Class A, 0.75%; Class B, 1.50%; Class C, 1.50%; Class R, 1.00%; Class Z, 0.50%, after contractual reduction through 3/31/2008 for Class A shares and 3/31/2009 for Class R shares. After 3/31/2008, Class A shares will not be subject to a contractual reduction.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P Utility TR Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1997) and the account values at the end of the current fiscal year (November 30, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Jennison Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	R	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
	CUSIP	476294848	476294830	476294822	476294731	476294814

MF105E    IFS-A142939    Ed. 01/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2007 and November 30, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $59,577 and $76,800 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Sector Funds, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date January 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date January 24, 2008

*	Print the name and title of each signing officer under his or her signature.